UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
 (Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
 (Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2016

Date of reporting period:  09/30/2016

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund
Intrepid International Fund
Intrepid Select Fund

Annual Report
September 30, 2016

Intrepid Capital Fund

October 3, 2016

Mark F. Travis, President/C.E.O.

PERFORMANCE

	Total Return as of September 30, 2016
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	1/3/05	3.86%	12.25%	12.87%
Intrepid Capital Fund – Inst.	4/30/10	3.92%	12.46%	13.16%
S&P 500 Index		3.85%	7.84%	15.43%
Russell 2000 Index		9.05%	11.46%	15.47%
BAML High Yield Master II Index		5.49%	15.32%	12.82%

	Average Annualized Total Returns
	as of September 30, 2016
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	4.92%	8.53%	7.43%	6.78%
Intrepid Capital Fund – Inst.	5.16%	8.81%	—	6.96%
S&P 500 Index	11.16%	16.37%	7.24%	7.39%^
Russell 2000 Index	6.71%	15.82%	7.07%	7.31%^
BAML High Yield Master II Index	5.27%	8.24%	7.59%	7.30%^

^
Since Inception returns are as of the fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the S&P 500 Index is 12.21%, Russell 2000 Index is 10.59%, and BAML High Yield Master II Index is 7.28%.

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the prospectus, the Fund’s annual operating expenses (gross) for the Investor Share Class is 1.42% and for the Institutional Share Class is 1.17%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses such that the total operating expense (net) is 1.40% and 1.15% through 1/31/17, respectively. Otherwise, performance shown would have been lower.

Intrepid Capital Fund

“Look for the ridiculous in everything, and you will find it.”
~ Jules Renard

Dear Friends and Clients,

We are pleased to announce the Intrepid Capital Fund (ICMBX, the “Fund”), our balanced strategy, ended the third quarter of 2016 with an increase of 3.86% compared to 3.85% for the S&P 500 Index, a capitalization weighted index of larger U.S. companies, and 9.05% for the Russell 2000 Index, which consists of smaller capitalization domestic equities.  As an outsider looking in, one might review the close proximity of outcomes and suspect a “closet indexer,” but in our case, nothing could be further from the truth.  It’s just pure coincidence.  The Fund is designed to seek attractive risk-adjusted returns over time by holding stocks, bonds, and cash.  As of September 30, 2016, the Fund consisted of 49.4% equities, 28.8% bonds, and 21.8% cash.

We find it interesting that by going our own way, our balanced portfolio has out-performed the higher-risk, all-equities S&P 500 with a return of 7.43% compared to the index’s return of 7.24% with significantly less volatility, for the ten-year period ended September 30, 2016.  The Blended Benchmark (60% S&P 500/40% BAML HY Master II), consisting of stocks and bonds, barely outperformed the Fund over the same time period, with a 7.51% increase, but did so with more volatility than the Fund.

As has been the case for several years now, we find ourselves confronting high equity prices, both here and abroad.  On a trailing 12-month basis, the S&P 500 is trading at a Price-to-Earnings (P/E) ratio of 24.5.  Some might say, “well, that is an ‘earnings yield’ of ~4%, which is competitive with the 10 Year US Treasury at 1.60%.”

Intrepid Capital Fund

However, investors can replicate that “yield” in the U.S. bond market with a superior claim to that of an equity investor, so we see little additional return potential to compensate for the higher risk inherent in stocks.

As the lead pilot of Intrepid Capital, like those at Delta, American, United, and Southwest, I think after 7 ½ years of a bull market, it would be prudent to review safety features that we believe are important to address before the advent of the next bear market.

1.
Consider holding some cash.  In over thirty years in the industry, I can count on one hand, with some fingers left over, how many investors I have met who were truly comfortable and committed to a 100% stock portfolio.  If you wouldn’t be able to sleep at night knowing you owned a cashless portfolio, or worse, not be able to watch your savings decline 30-50%, I would consider cash or a ladder of treasuries equal to a multiplier of six months to two years of your monthly expenses.

2.
Expand the scope of your equity investments.  At Intrepid Capital, looking across the globe in developed markets for companies with equity market capitalization north of $250 million gives us approximately 15,000 possibilities.  U.S. stocks represent approximately 30% of the total value of global markets.  Consider that the results of the market cap-weighted S&P 500 are essentially dominated by the share price performance of the largest 100 U.S.-based companies.

3.
Consider the position sizes in your portfolio.  Hopefully, the position sizes are neither too small (0.0010%) nor too large (10%).  In the aftermath of the last two major bear markets (2000-2002 and 2008-2009), most investors have opted for what we call “di-worsification” with very diluted and diffused equity holdings.  We encourage the “Goldilocks” (Just Right) mix of 2.5% to 4.0% positions at cost, resulting in a portfolio of 25-40 individual holdings.  This results in a more intimate understanding of each holding, allowing quick deployment from cash reserves (see #1) if prices become disconnected from long-term value.

4.
Be prepared to hang on.  Rome wasn’t built in a day, and the next bear market may not be over quickly either.  Please keep in mind that turning over a portfolio regularly, like many tend to do, leads to high frictional costs in the form of commissions, bid/ask spreads, and for holdings held less than a year, higher taxes.

5.
Hold shorter maturity/duration bonds.  Don’t reach into longer-maturity bonds just to grab a few extra basis points of yield.  We are concerned that global central bank rate suppression has turned many of the “savers” of yesterday into the “investors” of today.  Starved and groping for income in all the wrong places, they are now invested in long-duration assets (bonds and stock) that are most susceptible to an increase in interest rates when that day comes.

Intrepid Capital Fund

6.
Focus on “absolute” positive returns.  When the market only goes up, as it has for the last several years, many think only of return and forget about the evil twin sister, risk, until it is too late.  Don’t get caught up in how your portfolio is performing relative to the market.  Focusing only on looking good against a benchmark index may be good for a fund manager’s job security, as he’s unlikely to be fired for being down 18% when the market is down 20%, but it has little practical benefit for individual investors.  You can’t eat relative performance, particularly if it is negative!

So there you have it, a pre-flight checklist that could potentially help you survive the next bear market; oh, by the way, the life vest is under the seat!

As we mentioned, the Fund ended the quarter with a cash balance of 21.8%, available to deploy should volatility increase.  The Fund’s five largest contributors during the quarter were Teradata Corp. (ticker: TDC), EZCORP 2.125% Due 06/15/2019, Tetra Tech (ticker: TTEK), Western Digital (ticker: WDC), and Fenner PLC (ticker:  FENR).  The Fund’s five largest detractors for the quarter were Dundee Corp. (ticker: DC/A CN), Corus Entertainment (ticker: CJR/B CN), Verizon (ticker: VZ), Coach (ticker: COH), and Express Scripts (ticker: ESRX).

Thank you for trusting us with your hard-earned capital.  If there is anything we can do to serve you better, please don’t hesitate to call us.

Best regards,

Mark F. Travis President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bank of America Merrill Lynch High Yield Master II Index (BAML HY Master II Index) tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. The Blended Benchmark is a custom benchmark consisting of 60% S&P 500 and 40% BAML HY Master II. You cannot invest directly in an index.

Intrepid Capital Fund

Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.  Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of the stock by the company’s trailing 12 months’ earnings per share.  Standard Deviation is a statistical measure of portfolio risk used to measure variability of total return around an average, over a specified time.  The greater the standard deviation over the period, the wider the variability or range of returns and hence, the greater the fund’s volatility.

Fund Holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

October 3, 2016

Jayme Wiggins, CIO
Endurance Fund Portfolio Manager

Dear Fellow Shareholders,

Please fill in the blank to this Wikipedia description: “Some of the ill effects that _____________ has on society include a reduction in the value of real money; an increase in prices (inflation) due to more money getting circulated in the economy; a decrease in the acceptability of paper money…”  Did you guess “Quantitative Easing”?  Close, but no cigar.  This is part of the entry for “counterfeit money”—the world’s second oldest profession.

The maximum penalties for counterfeiting are 20 years in the U.S., a life sentence in Japan, and death in China.  The U.S. Treasury estimates there is $70 million of counterfeit currency in circulation.  Almost everyone agrees that counterfeiting is bad.  It’s harmful to all except the people who get away with it.  If you knew that your neighbors remodeled their kitchen and bought a new Mercedes with currency that they forged in their basement, you’d be at least a little irked, right?  We don’t like the idea of people getting something for nothing.  It’s not the American way.  But is that changing?

The Federal Reserve has printed over $3.5 trillion of new money in the name of QE.  That’s 50,000 times as much as criminals have forged.  With these funds, they’ve purchased government bonds and agency securities, igniting a cascading reduction in risk premiums across all asset classes.  Last week, Fed Chair Yellen said it would be good for Congress to think about allowing the Fed to buy stocks too.  One month ago, Fed Vice Chairman Stanley Fischer discussed negative interest rates with Bloomberg: “If you’re a saver, they’re very difficult to deal with and to accept, although they typically go along with quite decent equity prices.”  Ken Rogoff, the Harvard professor and former chief economist for the IMF, argues in his new book that cash should be eliminated so central bankers have an even greater ability to implement extreme monetary policies.  Rogoff writes about negative interest rates: “If you are a saver, you will simply withdraw your funds, turning them into cash, rather than watch them shrink too rapidly...Take cash away, however, or make the cost of hoarding high enough, and central banks would be free to drive rates as deep into negative territory as they needed in a severe recession.”  A lifetime of hard work and thrift could be stolen from you in an instant.

My teacher once told me that if I didn’t have anything nice to say, don’t say anything at all, but I didn’t listen to her.  You could collect more garbage by squeezing the heads of Ivy League finance professors than by trolling for trash in Rio’s Guanabara Bay.  Illegal counterfeiting is unanimously repugnant, but when it’s performed by central bankers it’s championed as a policy for the public good.  It sure hasn’t turned out that

Intrepid Endurance Fund

way.  Easy money has created a windfall for a small slice of the population to the detriment of savers and many others.  The worst consequences have not yet been felt but are coming one way or another.  You cannot counterfeit your way to prosperity.

The Russell 2000 Index soared 9.05% in the third quarter, far outpacing gains in larger capitalization benchmarks.  It also eclipsed the 1.54% gain for the Intrepid Endurance Fund (ICMAX, the “Fund”).  Cash ended the quarter at 79.5% of the Fund, which is an all-time high, despite purchasing new positions.  Aggregate earnings for the Russell 2000 constituents are negative and haven’t been this low since the recession.  The “value” (used loosely) of household financial assets versus disposable income is above the last two stock market peaks and any point prior.  Social benefits account for a larger share of income than ever before.  Corporate debt has doubled since 2007.  Household net worth is larger relative to GDP than at any point in recorded history, going back to 1945.  Here’s the U.S. economy in a nutshell: record high stock prices, record low interest rates, falling corporate earnings, growing corporate borrowings, and bifurcated incomes tied to government transfer payments on the one end and the over-financialized economy on the other.

Over the past year, the convertible bonds of pawn operator EZCORP have been one of the Fund’s top holdings.  In an eerie parallel to the phenomenon where married couples start to look like each other, we’ve noticed that the Fund is being managed much like a pawn shop: we hold lots of cash, some gold, diamonds, and insurance.  Intrepid Capital’s investment process shares several similarities to pawn lending.

▪	Pawn shops only lend on a portion of the value of the collateral they receive, in order to protect themselves in case that value decreases.
Intrepid always buys securities at a discount to our estimated fair value.

▪	Pawn lending is a stable business that often excels in tough times.
Intrepid has historically outperformed its benchmarks during bear markets, and we favor businesses with less cyclicality.

▪
A pawn shop is a backdoor play on sound money.  Gold jewelry comprises around two-thirds of collateral.  Higher gold prices increase the value of pawn jewelry inventory and contribute to customers taking out larger loan balances.

Intrepid believes central banker antics are propping up capital markets and will lead to adverse economic outcomes. We think investor exposure to precious metals makes sense.

Two positions cost the Fund more than 10 basis points over past three months: Corus Entertainment (ticker: CJR/B CN) and Dundee Corp. (ticker: DC/A CN).  Corus finally experienced the positive inflection in advertising that we had long been expecting, with flat year-over-year ad results for its television networks and good growth in subscription revenue.  However, advertising performance at the networks Corus recently acquired from Shaw Media were down about 13%.  Shaw’s advertising had held up well during the period when Corus was struggling.  Perhaps

Intrepid Endurance Fund

it’s a reversion to the mean.  By the end of the fiscal quarter ending February 28, 2017, Corus will have had sufficient time to integrate the Shaw assets and should begin to realize benefits from its increased scale.

Dundee’s shares fell after one of its large investment holdings, TauRx, announced disappointing Phase III trial results for its Alzheimer’s disease drug.  In the Fund’s Q415 letter, we said we had no special insight into the likelihood of a favorable result, so were not including any upside to our valuation, but noted that the payoff was potentially huge.  It appears that other investors were assigning a higher probability to a positive outcome than us.  Dundee’s management has taken a few positive steps to improve the firm’s trajectory, like selling Dundee’s unprofitable retail brokerage business.  We think Dundee trades at a sizeable discount to Net Asset Value (NAV), but we are not committing new dollars to the name until management presents a clear path to offsetting cash burn.

The Fund’s top gainers in the third quarter were EZCORP converts (CUSIP 302301AB2), Silver Wheaton (ticker: SLW), and Tetra Tech (ticker: TTEK).  There was nothing striking about Tetra Tech’s latest results; the company is growing modestly and generating solid cash flow.  After bottoming in February at around 60 (18%+ yield), EZCORP’s bonds ended September near par value (2.5% yield).  The bonds moved higher due to improving fundamentals on the pawn side, where EZCORP is outperforming peers.  More importantly, the company successfully sold its unprofitable Mexican payroll withholding subsidiary for a higher amount than investors expected.  We have liquidated most of our position, as the investment no longer offers an equity-like return.  The EZCORP dispositions accounted for most of the increase in the Fund’s cash in the quarter, along with the closing of OSI Systems’ purchase of American Science & Engineering.

Silver Wheaton’s stock increased further in Q3 along with the rest of the precious metals space.  Silver Wheaton and Sandstorm Gold’s (SAND) stocks became overvalued relative to silver and gold prices, so we exited both positions (see chart below).1  We hope to own them again.  We like the streaming business model, but their stocks began to imply precious metals prices that were much higher than spot ranges.  We transferred a portion of the sale proceeds from these investments into the iShares Gold Trust (ticker: IAU), an ETF that is one of the most inexpensive ways to gain exposure to gold.  It is also a much lower beta investment than Silver Wheaton and Sandstorm, which could prove useful if there is a temporary dip in precious metals prices.

_________________

[1]	All starting values are harmonized to 100 for visual presentation of subsequent performance.

Intrepid Endurance Fund

We established a position in the convertible bonds of Primero Mining (CUSIP 74164WAB2), which mature on February 28, 2020.  The yield at cost was over 11%.  Primero is a gold miner and counterparty to both Silver Wheaton and Sandstorm Gold, so we were familiar with the company.  In February, the Mexican tax authorities informed Primero that they sought to nullify the Advance Pricing Agreement (APA) established by the same authorities in 2012.  The APA confirmed that Primero would pay taxes based on its realized silver price from its San Dimas Mine, which equaled a ~$4 per ounce streaming payment from Silver Wheaton rather than the higher, actual silver price.  The Mexican tax authorities have changed their mind, so they want to reverse their prior decision and apply the change retroactively.

We do not believe Primero will be forced to pay back taxes, but we do anticipate they will pay higher taxes going forward.  In our opinion, the San Dimas Mine can withstand the extra burden, as the cost structure should still be below prevailing gold prices.  Primero issued equity in June, reducing the firm’s Net Debt to below 1x anticipated EBITDA.  Next year, the leverage multiple should decline further as the company moves past recent operating challenges.  The yield offered on this small $75 million issue exceeds anything else we could find among gold and silver miners, yet we think the credit quality is solid.  As with the iShares Gold Trust, we believe the price of this convertible bond will be less volatile than owning the equity of a streamer or gold mining company.

We purchased the stock of Dominion Diamond (ticker: DDC), which is the world’s third largest diamond producer.  The company owns interests in two mines in the Northwest Territories of Canada, one of the most politically stable mining jurisdictions in the world.  Diamonds are not recession resistant and are tied to

Intrepid Endurance Fund

luxury spending and global GDP growth.  Recent soft demand from China has contributed to weak prices.  This may continue.  However, a lack of investment into exploration has resulted in fewer development projects, creating favorable supply/demand fundamentals that should materialize in a few years as old mines are shuttered.  Dominion’s anticipated mix skews toward smaller stones that are desirable to growing middle classes in China and India, the second and third largest diamond consumers after the U.S.

The Global Diamond Report 2015  |  Bain & Company, Inc.

Figure 36: Annual global diamond production is expected to hit about 150 million carats and then fall back to about 100 million in 2030

Rough-diamond supply, millions of carats, 2008–2030, base scenario

Note: Smaller players are Dominion Diamond, BHP Billiton for 2008-2012, Petra Diamonds, Gem Diamonds and Catoca
Sources: Company data; Kimberley Process; expert interviews; Bain analysis

Dominion’s operating performance is expected to improve materially in the upcoming year, as the firm has transitioned toward higher-grade sections of its mines.  The forward Enterprise Value to EBITDA multiple is 1.4x, the Price to Book ratio is 0.6x, and the dividend yield is 4.3%.  Dominion’s stock is valued at approximately half of the NAV multiple of comparable Canadian producers and has significantly underperformed peers over the past twelve months.  The stock also appears inexpensive relative to Archon Minerals (ticker: ACS CN), a publicly traded firm whose only significant asset is a minority interest in a portion of one of Dominion’s mines.  Cash and diamond inventory account for 38% and 17%, respectively, of Dominion’s market capitalization, which we believe provides downside protection.  An activist shareholder is on the company’s board, which may

Intrepid Endurance Fund

have influenced recent capital allocation decisions, including instituting a buyback and disposing of a highly valued office building in downtown Toronto.

While purchasing a diamond miner at this point in the global economic cycle may appear risky, we believe Dominion is undervalued based on the most likely long-term scenario for diamond prices.  Unlike the fragmented oil industry, the top four producers control almost three quarters of global diamond production value and have demonstrated a willingness to restrain output in tough markets like 2008-2009.  Additionally, we think owning a diamond company offers an inflation hedge that is comparable to a gold miner, even if diamonds are not viewed as safe haven investments like the yellow metal.  Since the stock market bottomed in 2009, rough diamond prices (+69%) have modestly outperformed gold prices (+43%).  However, a basket of diamond producers has absolutely trounced the performance of gold mining stocks, with the former quintupling in price while gold miners fell over the period.2  We think this is partly due to the more favorable industry structure for diamonds.

We forgot to mention one other similarity between Intrepid Capital and pawn shops—spotting fakes is crucial to survival.  A pawn operator doesn’t stay in business long if he pays $1,300 an ounce for tungsten coins with a gold veneer.  Likewise, an investment manager won’t add any value for clients if they dive headfirst into every mania and are never willing to adopt a countervailing view.  There’s growing agreement that Fed policy isn’t helping the economy, but the game of musical chairs continues in the capital markets.  Many investors will continue to calibrate their every decision to the utterances of pompous autocrats.  We’re going to rage against The Machine.

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA, CIO
Intrepid Endurance Fund Portfolio Manager

_________________

[2]	Equal-weighted diamond basket includes DDC CN, LUC CN, MPV CN, SWY CN, and PDL LN. Gold miners represented by GDX. The period referenced is from 3/9/2009 to 9/30/2016.

Intrepid Endurance Fund

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  Enterprise Value equals market capitalization plus debt minus cash.  EV/EBITDA equals the company’s Enterprise Value (EV) divided by Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA).  Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.  Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Price-to-Book (P/B Ratio) compares a stock’s market value to the value of total assets less total liabilities.  Beta is a measure of volatility of systemic risk of a security or a portfolio in comparison to the market as a whole.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

October 3, 2016

Jason Lazarus,
Income Fund Portfolio Manager

Dear Fellow Shareholders,

A man occasionally reaches a fork in life’s path. One road leads to doing something, to making an impact on his organization and his world. To being true to his values and vision, and standing with the other men who’ve helped build that vision. He will have to trust himself when all men doubt him, and as a reward, he will have the scorn of his professional circle heaped on his head. He will not be favored by his superiors, nor win the polite praise of his conformist peers. But maybe, just maybe, he has the chance to be right, and create something of lasting value that will transcend the consensus mediocrity inherent in any organization…

– Antonio Garcia Martinez, “Chaos Monkeys: Obscene Fortune and Random Failure in Silicon Valley”

After the minor Brexit scare at the end of June, risk assets continued to march upward.  In fact, Brexit may have been the impetus needed to propel markets to even loftier levels.  The event solidified the belief that central bankers were not about to take the punch bowl away, but instead might add more grain alcohol to the mix.  Worldwide government bonds rates dropped to all-time lows in July.  Approximately $12 trillion in global sovereign debt currently trades at negative yields.  The U.S. 10-year Treasury yield touched a record low of 1.36% before rising back to 1.60% by the end of September.  In response, fixed income investors piled into higher yielding securities.  The Barclays Aggregate, which is a broad measure of the U.S. investment grade bond market, returned 0.46% in the quarter ended September 30, 2016.

Corporate bonds outperformed by a wide margin as investors were attracted to the credit spread.  Investment grade corporate bonds gained 1.44%, as measured by the BofA ML US Corporate Master Index.  The U.S. high-yield bond market, as measured by the BofA ML High Yield Master II Index (the “Index”), returned 5.49% in the third quarter.  Year-to-date, this Index has risen a whopping 15.32%, making U.S. high-yield bonds one of the best performing asset classes in the world.  Historically low interest rates, the stabilization of commodity prices, and the promise of central bankers to implement even more audacious monetary policy have been driving forces behind the asset class’s spectacular performance this year.

The Intrepid Income Fund (the “Fund”) returned 2.39% in the third quarter ended September 30, 2016, bringing the year-to-date return to 8.20%.  We believe this is a

Intrepid Income Fund

favorable outcome considering the defensiveness of the portfolio.  As we have discussed in past letters, we have found it quite difficult to find attractive investments for the Fund.  Therefore, we have maintained a bias toward high-yield bonds issued by companies we believe have better-than-average credit qualities.  Furthermore, we have maintained dry powder in the form of cash and short-term investment grade bonds when we are unable to identify suitable investments.  Short-term investment grade bonds averaged 20% of the Fund’s assets in the third quarter, and cash averaged 27%.

For the second quarter in a row, EZCORP’s 2.125% convertible bonds (EZPW) were by far the top contributor to the Fund’s performance.  The bonds were one of the Fund’s largest holdings throughout most of the quarter, and we benefited as the bonds rose by more than 18%.  The notes took another leg up late in September after the much anticipated sale of their Mexican unsecured loan business was completed.  Our thesis has largely played out as the yield has compressed to less than 3% from a high of over 18% in February.  We have taken the opportunity to reduce our position size meaningfully.  Our large position in competing pawn operator Cash America (CSH) was also a top contributor.  Cash America merged with First Cash, another pawn shop operator, and Cash America’s 5.75% notes were redeemed at a large premium.  Lastly, the Fund’s position in Alamos Gold 7.75% notes due 4/1/2020 contributed meaningfully as gold prices continued to increase.  There was one material detractor in the third quarter.  Our position in the common stock of Corus Entertainment (CJR/B CN) detracted about 0.10% from the Fund.

With bond yields at historic lows, we have found it very difficult to identify attractive investment candidates.  We typically seek higher-quality high-yield securities, so the BofA/ML BB US High Yield Index is somewhat illustrative of our opportunity set.  At the end of the quarter, the yield-to-worst on this index was just 4.55%.  We purchased one new high-yield bond in the third quarter, the notes of Nathan’s Famous, Inc., owner of the iconic hot dog brand.  While the company runs several branded restaurants, the vast majority of the firm’s business is derived from royalties and franchise fees.  In 2014, Nathan’s entered into an attractive 18-year licensing program with Smithfield Foods, which provides the business with significant recurring revenue.  We believe the notes may be overlooked by larger investors due to the small issue size, which allowed us to purchase the bonds at attractive yields.

The global search for yield has forced fixed income managers to seek out income in unconventional areas, including less-than-investment grade bonds and loans, securitized products, and dividend-paying equities.  “Covenant-lite” securities have received attention recently.  Traditional loan and bond contracts place restrictions on borrowers called covenants, which are designed to protect the lenders’ investment.  Common covenants include limitations on the amount of debt the firm can have, restrictions on how management deploys cash flow (potentially to the detriment of lenders), and limits on asset sales.  Covenants provide a means to prevent actions that

Intrepid Income Fund

could impair the lenders’ claim on the business and also open an avenue for lenders to force faltering borrowers to take action.  How restrictive the terms of a new lending agreement are relies heavily on the receptiveness of the capital markets.  When investors are fearful, lenders require more onerous covenants.  When investors are complacent, borrowers have the ability to dictate looser covenants.  As the global search for yield has intensified, investors have increasingly turned to covenant-lite loans to pick up incremental yield.  A recent Bloomberg article cites covenant research done by Moody’s and Xtract Research.  According to Moody’s, over 75% of leveraged loans (the loan equivalent of a high-yield bond) completed in 2016 are covenant-lite, compared to 46% in 2013.  Even more striking, Xtract Research found that just 35% of leveraged loans made in the first half of 2016 included maintenance ratios, which require the borrowers to maintain certain financial ratios or be in default of the loan.  In 2010, all leveraged loans were subject to maintenance covenants.

Our intent is not to imply these loans are poor investments, but simply to put perspective on the current state of the fixed income markets.  The demand for higher yielding securities is allowing borrowers to negotiate lower coupons and less restrictive covenants.  As always, we will not force your portfolio into investments that do not offer an appropriate return for the risks borne.  We will continue to work diligently to find attractive investments on your behalf, while maintaining the emotional discipline that forms the pillars of our investment process.  Thank you for your investment.

Sincerely,

Jason Lazarus, CFA
Intrepid Income Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual securities volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Bank of America Merrill Lynch High Yield Master II Index (BAML HY Master II Index) tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.  Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.

Intrepid Income Fund

Bank of America Merrill Lynch U.S. Corporate Index (BAML US Corporate Index) is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.  The Bank of America Merrill Lynch BB US High Yield Index (BAML BB US High Yield Index) is a subset of the BAML HY Master II Index including all securities rated BB1 through BB3, inclusive. You cannot invest directly in an index.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Investment Grade is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.  Yield to Maturity is the total return anticipated on a bond if the bond is held until the end of its lifetime.  Yield-to-Worst is the lowest yield an investor can expect when investing in a callable bond.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

October 3, 2016

Greg Estes,
Disciplined Value Fund
Portfolio Manager

Dear Fellow Shareholders,

The market accelerated its run from the second quarter into the third, with the S&P 500 Index up 3.85% and the Russell 3000 Index up 4.40%.  This compared to respective returns of 2.46% and 2.63% in Q2.  The Intrepid Disciplined Value Fund (“the Fund”), which was a net seller in the quarter, trailed both indices in the most recent quarter with a return of 1.82% (the Q2 return was 3.78%).  For the nine months of 2016, the Fund returned 9.94% versus 7.84% for the S&P 500 and 8.18% for the Russell 3000.  Considering the cash level in the Fund over that time, we believe that is a striking outperformance.  Because this letter marks the end of our fiscal year, we also note that for the trailing year, the Fund returned 11.91% compared to 15.43% for the S&P 500 and 14.96% for the Russell 3000.  As you may surmise from these numbers, the last calendar quarter of 2015 marked a period of wide outperformance for the market indices compared to the Fund.  We freely admit that sharp market rallies have not been typically kind to us on a comparative basis due to our high cash levels.  That makes the nine-month performance comparison all the more interesting.

We have been steadfast in our view that equity markets are expensive.  As we have written in previous letters, the median S&P 500 company is not growing earnings right now.  In addition, according to Factset, S&P 500 earnings are not expected to grow in Q3 either.3  In our view, the prospect of earnings growth is an important factor necessary to drive up the Price-to-Earnings Ratio (P/E ratio).  Why would an investor pay more for a dollar in earnings unless that investor expected those earnings to grow in the future?  With flat earnings, paying higher prices for the same dollar in earnings makes less sense.

Perhaps we can explain the market’s behavior by looking at a slightly different metric.  Consider the Forward P/E, which simply takes today’s price level and divides it not by the previous year of earnings, but by the expected earnings for the coming year.  This too has been ramping up.  As a matter of fact, we can see that it has been on an upward trend since August 2011 with only a brief drop and recovery near the turn of this year.

_________________

[3]	Butters, John. Factset Earnings Insight. 30 September 2016.

Intrepid Disciplined Value Fund

S&P 500:
Price (Blue) and Forward P/E (Red)
S&P 500 Index Level
S&P Fwd. P/E
2300
2100
1900
1700
1500
1300
1100
900
700
500
20
19
18
17
16
15
14
13
12
11
10
Source: Bloomberg
Sep-06
Sep-08
Sep-10
Sep-12
Sep-14
Sep-16

The chart above shows the S&P 500 level (in blue) over the past ten years along with the S&P 500’s Forward Price-to-Earnings ratio (in red) on a weekly basis.  The Forward P/E topped out at 18.59 times in August 2016 and ended September at 18.56 times expected earnings.  Put in different terms, we could say that investors are willing to pay $18.56 for every $1 in earnings expected to be generated by the S&P 500 over the coming year.  Has a future dollar in earnings simply grown more valuable over time?  Our answer is “No.”  The last time the forward P/E multiple was over 18, it was because the aggregate earnings per share for S&P 500 companies had declined to a 10-year low at the end of 2009.  Have we seen a precipitous decline in aggregate earnings per share today?  The answer, which we discuss below, is that aggregate earnings have only declined very modestly.  By historical standards, we think that today’s price for future earnings is rich.

The market, through the Wall St. analysts who estimate future earnings, is projecting a return to earnings growth beginning in Q4 2016.  We think this is the rationale for the market’s continued run in Q3.  But let’s take a walk back through the past ten years.  Consider the chart below, which shows the aggregate Earnings per Share in the S&P 500 Index from Septembers 2006 through 2016.  From the S&P earnings trough at the end of 2009 through the earnings peak at the end of 2014, the annualized earnings growth rate was 21.98% (an increase of about 270% cumulatively).  Since the end of 2014, aggregate earnings per share in the S&P 500 have only declined 6.4% cumulatively.  That is not much of an earnings decline.  We think one of three things is happening here: 1) the past 1.75 years have been an

Intrepid Disciplined Value Fund

extremely soft earnings recession and now S&P 500 companies will resume earnings growth, 2) weak earnings growth will take place, primarily because of an inflationary effect from extremely low interest rates, in which case the Forward P/E ratio is still too rich, or 3) the factors that have grown EPS from 2009 to 2014, such as tax minimization, stock buybacks, and wage reduction, continue to evaporate and leave aggregate earnings growth flat to down in the near future.  We think (2) or (3) is more likely than (1) and we are positioned accordingly.

S&P 500 Aggregate Earnings per Share (EPS)
Aggregate EPS
120
110
100
90
80
70
60
50
40
Sep-06
Sep-07
Sep-08
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16
Source: Bloomberg

As we mentioned above, the performance for the Fund for the nine months of 2016 was 9.94%.  The Fund began the period with 48% cash and ended the period with 52.9% cash.  So what explains the outperformance?  The biggest factor was our exposure to precious metals.  The top two performers were Silver Wheaton (ticker: SLW) and Alamos Gold (ticker: AGI).  On a sector basis, our exposure to Materials was the top contributor, accounting for about a third of the overall performance in the period.  You may recall that for 2015, the most return-detracting sector was Materials, represented solely by precious metal miners.  We believed then that these miners were selling below their respective intrinsic values, even when accounting for weakening gold and silver prices through 2015.  We were able to add to our positions incrementally that year.  Of course, as spot prices increased in 2016, we have been trimming these positions and/or selling entirely, such as our exit from Silver Wheaton in the third quarter.  On the flip side, we had relatively little in the way of performance detractors during the nine-month period.  Oaktree (ticker: OAK),

Intrepid Disciplined Value Fund

Northern Trust (ticker: NTRS) and American Science & Engineering (ticker: ASEI) accounted for less total detraction than the contribution from Silver Wheaton alone.

During Q3, the top three contributors were Western Digital (ticker: WDC), Teradata (ticker: TDC), and Silver Wheaton.  We have already mentioned the benefit we saw from Silver Wheaton throughout the year.  Last quarter, we wrote that we believed that WDC had the opportunity to reduce costs and realize synergies through its acquisition of SanDisk.  During the quarter, management also upped its guidance on revenue.  The market price for flash chips, which the company now manufactures via its SanDisk purchase, has firmed up as well, which is a net positive for the storage company.  Teradata is a data analytics company that is shifting from a hardware-only model to one which includes a software-as-a-service version through platforms such as Amazon Web Services and Microsoft Azure.  The interim CEO, Vic Lund, is pushing the company to focus its efforts towards offering its products in as many delivery modes as possible to gain more clients.  It is challenging, given the relatively tight current environment for client IT budgets.  Given the medium-term timeline for the company to implement changes, we should expect volatility in this stock price given the short-term nature of investors.

The bottom three performance detractors for the quarter were Corus (ticker: CJR/B), Coach (ticker: COH), and Dundee (ticker: DC/A).  For Dundee, several of the company’s investments had bad news in the quarter.  At the top of the list was its investment in TauRX, which has an Alzheimers drug in development which unfortunately had disappointing drug trial results.  In addition, the company took a loss on a casino project and opted not to file a public offering on its organic farming business, Blue Goose.  Corus posted stabilized but flat advertising revenues.  We believe that, with an inflection point  reached on advertising revenues, the stock price should benefit, but that has not happened yet.  Finally, Coach has been posting growth in comparable store sales, and its new store concepts are performing well.  However, Coach has been weaning itself from “juicing” revenue via steep discounting in an effort to protect its brand.  It will also be reducing its presence in department stores by 25%, or almost 250 locations in fiscal 2017.  This is all being done to protect that brand’s reputation as an “aspirational luxury” brand.  That brand perception is tough to maintain if a customer sees a full-priced bag in the Coach store selling for 40% off in a department store.  Such a move can lead to lower revenue growth in the short-term, but we believe that it is the smart thing for Coach to do.

During the quarter, we exited three positions: Silver Wheaton, American Science & Engineering, and the EZCorp convertible bond.  After an announcement in June, AS&E was acquired by OSI Systems (ticker: OSIS) on September 12th for $37 in cash.  We deemed an equity investment in EZCorp (ticker: EZPW) too risky, so we had purchased the pawn operator’s convertible bond back in Q3 2015.  As with our investment in Silver Wheaton, the EZCorp bond price rose as the spot price of gold increased, so we exited the position.

Intrepid Disciplined Value Fund

The average discount to intrinsic value within the Fund was 21%.  This is derived by taking each position within the portfolio and comparing its quarter-end price to our intrinsic valuation, and then finding the average of those 22 positions.  The average discount increased from the previous quarter primarily because we exited positions that were selling for a premium to intrinsic value.  Although the market is expensive, we continue to search for value.  We thank you for investing alongside us.

Sincerely,

Greg Estes, CFA
Intrepid Disciplined Value Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of the stock by the company’s trailing 12 months’ earnings per share.  Forward P/E  Ratio is calculated by dividing the current price of the stock by the company’s expected earnings per share.  Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

Opinions expressed are subject to change, are  not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid International Fund

October 3, 2016

Ben Franklin,
International Fund
Portfolio Manager

Dear Fellow Shareholders,

Markets were up during the third quarter as the Brexit threat appeared to scare only central bankers.  Meanwhile, the market is growing greedier the more fearful central bankers become.  The Intrepid International Fund (the “Fund”) kept up with the markets as it outperformed the MSCI EAFE Index (the “Index”) during the quarter, 7.17% to 6.43%.  We do not usually expect to outperform in short periods of strong market performance, so consider this unusual.  One quarter is a condensed time period, and while we’re always happy with positive returns, we believe the time period is too short to be accurately evaluated.  In fact, most of the time commenting on quarterly performance is not productive in our opinion.  We lead off with this because we want to give our clients full disclosure and understanding of our process.  Our long-term results will be the result of our philosophy and process, which is where our focus lies.  Thus, this commentary will primarily discuss what is going on under the hood to give our clients a better understanding of our thought process.

The strong increase in global markets lifted most securities in the Fund.  Our three largest contributors were Clere AG (ticker: CAG GR), Stallergenes Greer (ticker: STAGR FP), and GUD Holdings (ticker: GUD AU).  There were several detractors, including Coventry Group (ticker: CYG AU), Corus Entertainment (ticker: CJR/B CN), and Dundee Corp (ticker: DC/A CN).

Clere AG is the new name for the company that used to be called Balda, and we have discussed this security in more detail in previous commentaries. A large part of Clere’s significant contribution to performance during the period is the outsized weight of the holding in the portfolio.  With a weight of approximately 12%, the security is far above typical.  However, the company is expected to pay a large dividend in October that will reduce the weighting by about one-third.  This dividend will be treated as a return of capital, meaning there should not be any taxes.  Furthermore, we believe the downside is limited considering the makeup of the security is almost entirely cash and short-term securities, which we are buying at a discount.  In our opinion, this one is difficult to mess up.  We prefer to invest in ideas where we understand the risks and do not have to be perfect with our analysis in order to make money.  Once we find securities like this, we typically give them a larger weight in the portfolio, indicating it is one of our best ideas. A 2010 study showed that active managers’ best ideas within a portfolio tend to outperform, and furthermore that these ideas “are most effective in illiquid and unpopular stocks.4” We tend to agree with this statement.  And while this is not our most illiquid security, we do think we can add value by investing in less liquid parts of the market where

_________________

[4]	Randolph B. Cohen, Christopher Polk, and Bernhard Silli. “Best Ideas.” May 1, 2010

Intrepid International Fund

competing against smaller, less sophisticated investors.  Flamboyant poker player (and playboy) Dan Bilzerian was once asked how good he is at poker: “It kind of depends on how you define poker.  If you define poker as a sport like baseball for instance, then I’d be like…maybe a minor league or high school ball player.  But you know, I play with tee-ballers.”  We certainly consider ourselves better than minor leaguers, but that’s the matchup we’re looking for and we think can occasionally exploit with less liquid securities.

Stallergenes Greer’s strong performance during the period could probably be attributed to the weakness in the stock price prior to this quarter.  The company, a producer of allergen immunotherapy shots, tablets, and liquids, has been struggling due to a recent product recall.  These problems caused the stock to be a material detractor in the second quarter.  As the stock fell in value, we took a long-term approach.  The recall significantly impaired earnings during the most recent allergy season, but we do not see this as a long-term problem as there is a lot of patient churn each allergy season.  Stallergenes Greer’s primary competitor, ALK-Abello (ALKB DC), confirmed this in a recent conference call: “The market is a so-called fickle market which means actually that there will be a pause, you could say, during part of the year where patients will not take treatment when we talk about pollen products.  And of course, that is a moment where we had a risk to lose these patients again.  And of course, one-third of the market will be renewed every year.  So, you could say that there will be a complete wash of the entire market three years after this disruption.”  Taking this multi-year approach when evaluating the security is different than what we believe many other market participants are focused on.  John Meynard Keynes was just as right 80 years ago as he is today when he said of investors, “Most of these persons are in fact largely concerned not with most superior long-term forecasts of the probable yield of an investment over its whole life, but with foreseeing changes in the conventional basis of evaluation a short time ahead of the general public.  They are concerned not with what an investment is really worth to a man who buys it for keeps, but with what the market will evaluate it at under the influence of mass psychology three months or a year hence.”  We took this advice when we purchased additional shares in the security during the previous period’s weakness, which led to outperformance this quarter.  We believe the ultimate value of this security will not be recognized in the short-run.

GUD Holdings has been one of our favorite businesses since the inception of the Fund.  While we typically are not a fan of acquisitions, the management team at GUD Holdings had a strategy that we were completely on board with.  This strategy included purchasing a company in their Automotive segment at what we felt was a fair price.  It is not often we feel acquisitions are completed without the acquirer overpaying.  Furthermore, we have been long-term fans of their Automotive business, and felt that it was a diamond-in-the-rough.  As they have grown this segment, the underlying value became clear to the market which bid up the security.

Our investment in Coventry Group, an Australian supplier of products and services to the industrial market, rests on the strength of its balance sheet.  It is currently trading

Intrepid International Fund

as a “net-net,” meaning the market value is below the net current assets minus total liabilities.  However, the company recently reported poor results.  The company is beginning to burn cash again as they build out their trade distribution business in order to reach the scale needed to offset overhead.  The cash burn was not expected, and we are currently re-evaluating this position.

Corus Entertainment and Dundee Corp have been discussed ad nauseam in prior quarters.  The former is suffering from concerns over cord-cutting, while the latter continues to be whipsawed by a number of factors.  You can find more detail on each in the commentary for the Endurance Fund.

We would like to thank all of our current and prospective clients of the Fund.  In Ayn Rand’s Fountainhead, the protagonist architect Howard Roark states, “I don’t intend to build in order to have clients; I intend to have clients in order to build.”  We take a similar approach – we are especially thankful to all of our clients who allow us to do work we enjoy doing each and every day. While this may sound like a backhanded compliment, in reality it is a sincere thank you which results in an optimal relationship.  This method might be somewhat different from what you would get from a typical wealth manager that will change strategies in order to make the client happy.  In contrast, we will not compromise the integrity of our approach due to outside (or inside) pressures.  Our discipline is our pleasure, and we are grateful to each of you for letting us “build.”

Thank you for your investment,

Ben Franklin, CFA
Intrepid International Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance.  You cannot invest directly in an index.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Return of Capital is a payment received from an investment that is not considered a taxable event and is not taxed as income.  Instead, return of capital occurs when an investor receives a portion of his original investment, and these payments are not considered income or capital gains from the investment.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Select Fund

October 3, 2016

Jayme Wiggins, CIO	Greg Estes,
Select Fund	Select Fund
Co-Portfolio Manager	Co-Portfolio Manager

Dear Fellow Shareholders,

The Intrepid Select Fund (the “Fund”) increased 5.83% in the third quarter compared to a 9.05% rise in the Russell 2000 Index.  The S&P MidCap 400 Index gained 4.14% during the period.  The Fund’s year-to-date return of 24.24% compares favorably to the 11.46% increase in the Russell 2000.  Cash ended the quarter at 19.5% of Fund assets, which is above our target of 10% or less.  The primary reason for the jump in cash was our sale of most of our EZCORP convertible bond holding near the end of the quarter.  The Fund’s cash was also impacted by the September closing of OSI Systems’ acquisition of American Science & Engineering, a Fund holding.  Lastly, the Fund reduced its exposure to precious metals investments during the quarter.  We will begin rebalancing the portfolio toward our 10% cash goal but would gently remind shareholders that the Fund owns not only equities but also unique securities, such as convertible bonds, which must be acquired with patience.  Moreover, the small and mid cap markets are not exactly serving up much value.  Despite extremely difficult circumstances for value investors like us who won’t knowingly overpay, we were pleased to purchase a few new positions in the quarter that are discussed below.

The Fund’s three largest detractors in the quarter were Corus Entertainment (ticker: CJR/B CN), Dundee Corp. (ticker: DC/A CN), and put option positions on the iShares Russell 2000 ETF (ticker: IWM).  Corus finally experienced the positive inflection in advertising that we had long been expecting, with flat year-over-year ad results for its television networks and good growth in subscription revenue.  However, advertising performance at the networks Corus recently acquired from Shaw Media were down about 13%.  Shaw’s advertising had held up well during the period when Corus was struggling.  Perhaps it’s a reversion to the mean.  By the end of the fiscal quarter ending February 28, 2017, Corus will have had sufficient time to integrate the Shaw assets and should begin to realize benefits from its increased scale.

Dundee’s shares fell after one of its large investment holdings, TauRx, announced disappointing Phase III trial results for its Alzheimer’s disease drug.  In the Fund’s Q415 letter, we said we had no special insight into the likelihood of a favorable result, so were not including any upside to our valuation, but noted that the payoff was potentially huge.  It appears that other investors were assigning a higher probability to a positive outcome than us.  Dundee’s management has taken a few positive steps to improve the firm’s trajectory, like selling Dundee’s unprofitable

Intrepid Select Fund

retail brokerage business.  We think Dundee trades at a sizeable discount to Net Asset Value (NAV), but we are not committing new dollars to the name until management presents a clear path to offsetting cash burn.

During August, the Fund purchased two deep out-of-the-money put option contracts on the Russell 2000 Index that cost about 1% of the Fund’s assets.  The strike prices on both were approximately 20% below the level of the Russell 2000 at the time of purchase.  One contract expires in December 2016 and the other in January 2017.  We are confident that the small cap market is overvalued but are unsure as to when conditions will normalize.  The Fund was sitting on a sizeable year-to-date performance gain, making the cost of options more “affordable,” and we thought it was worthwhile to build a small tail risk hedge into the portfolio that would pay off if the market fell sharply in the near-term.  We believe the most likely outcome is that these puts will expire worthless.  So far, they have declined in price as markets have climbed higher.  Nonetheless, we think buying the puts was a good call, especially since options are historically cheap given low implied volatility.

The Fund’s top gainers in the third quarter were Teradata (ticker: TDC), EZCORP converts (CUSIP 302301AB2), and Sandstorm Gold (ticker: SAND).  Teradata is a data analytics company that is shifting from a hardware-only model to one which includes a software-as-a-service version through platforms such as Amazon Web Services and Microsoft Azure.  The interim CEO, Vic Lund, is pushing the company to focus its efforts towards offering its products in as many delivery modes as possible to gain more clients.  It is challenging, in light of the relatively tight current environment for client IT budgets.  Given the medium-term timeline for the company to implement changes, combined with the short-term nature of investors, we should expect volatility in this stock.

After bottoming in February at around 60 (18%+ yield), EZCORP’s bonds ended September near par value (2.5% yield).  The bonds moved higher due to improving fundamentals on the pawn side, where EZCORP is outperforming peers.  More importantly, the company successfully sold its unprofitable Mexican payroll withholding subsidiary for a higher amount than investors expected.  We have liquidated most of our position, as the investment no longer offers an equity-like return.

Sandstorm Gold’s stock increased further in Q3 along with the rest of the precious metals space.  Sandstorm and Silver Wheaton’s (ticker: SLW) stocks became overvalued relative to silver and gold prices, so we exited both positions (see chart below).5  We hope to own them again.  We like the streaming business model, but their stocks began to imply precious metals prices that were much higher than spot ranges.  We transferred a portion of the sale proceeds from these investments into the iShares

_________________

[5]	All starting values are harmonized to 100 for visual presentation of subsequent performance.

Intrepid Select Fund

Gold Trust (ticker: IAU), an ETF that is one of the most inexpensive ways to gain exposure to gold.  It is also a much lower beta investment than Sandstorm and Silver Wheaton, which could prove useful if there is a temporary dip in precious metals prices.

We established a position in the convertible bonds of Primero Mining (CUSIP 74164WAB2), which mature on February 28, 2020.  The yield at cost was over 11%.  Primero is a gold miner and counterparty to both Silver Wheaton and Sandstorm Gold, so we were familiar with the company.  In February, the Mexican tax authorities informed Primero that they sought to nullify the Advance Pricing Agreement (APA) established by the same authorities in 2012.  The APA confirmed that Primero would pay taxes based on its realized silver price from its San Dimas Mine, which equaled a ~$4 per ounce streaming payment from Silver Wheaton rather than the higher, actual silver price.  The Mexican tax authorities have changed their mind, so they want to reverse their prior decision and apply the change retroactively.

We do not believe Primero will be forced to pay back taxes, but we do anticipate they will pay higher taxes going forward.  In our opinion, the San Dimas Mine can withstand the extra burden, as the cost structure should still be below prevailing gold prices.  Primero issued equity in June, reducing the firm’s Net Debt to below 1x anticipated EBITDA.  Next year, the leverage multiple should decline further as the company moves past recent operating challenges.  The yield offered on this small $75 million issue exceeds anything else we could find among gold and silver miners, yet we think the credit quality is solid.  As with the iShares Gold Trust, we believe the price of this convertible bond will be less volatile than owning the equity of a streamer or gold mining company.

Intrepid Select Fund

We purchased the stock of Dominion Diamond (ticker: DDC), which is the world’s third largest diamond producer.  The company owns interests in two mines in the Northwest Territories of Canada, one of the most politically stable mining jurisdictions in the world.  Diamonds are not recession resistant and are tied to luxury spending and global GDP growth.  Recent soft demand from China has contributed to weak prices.  This may continue.  However, a lack of investment into exploration has resulted in fewer development projects, creating favorable supply/demand fundamentals that should materialize in a few years as old mines are shuttered.  Dominion’s anticipated mix skews toward smaller stones that are desirable to growing middle classes in China and India, the second and third largest diamond consumers after the U.S.

The Global Diamond Report 2015  |  Bain & Company, Inc.

Figure 36: Annual global diamond production is expected to hit about 150 million carats and then fall back to about 100 million in 2030

Rough-diamond supply, millions of carats, 2008–2030, base scenario

Note: Smaller players are Dominion Diamond, BHP Billiton for 2008-2012, Petra Diamonds, Gem Diamonds and Catoca
Sources: Company data; Kimberley Process; expert interviews; Bain analysis

Dominion’s operating performance is expected to improve materially in the upcoming year, as the firm has transitioned toward higher grade sections of its mines.  The forward Enterprise Value to EBITDA multiple is 1.4x, the Price to Book ratio is 0.6x, and the dividend yield is 4.3%.  Dominion’s stock is valued at approximately half of the NAV multiple of comparable Canadian producers and has significantly underperformed peers over the past twelve months.  The stock also appears inexpensive relative to Archon Minerals (ticker: ACS CN), a publicly traded firm

Intrepid Select Fund

whose only significant asset is a minority interest in a portion of one of Dominion’s mines.  Cash and diamond inventory account for 38% and 17%, respectively, of Dominion’s market capitalization, which we believe provides downside protection.  An activist shareholder is on the company’s board, which may have influenced recent capital allocation decisions, including instituting a buyback and disposing of a highly valued office building in downtown Toronto.

While purchasing a diamond miner at this point in the global economic cycle may appear risky, we believe Dominion is undervalued based on the most likely long-term scenario for diamond prices.  Unlike the fragmented oil industry, the top four producers control almost three quarters of global diamond production value and have demonstrated a willingness to restrain output in tough markets like 2008-2009.  Additionally, we think owning a diamond company offers an inflation hedge that is comparable to a gold miner, even if diamonds are not viewed as safe haven investments like the yellow metal.  Since the stock market bottomed in 2009, rough diamond prices (+69%) have modestly outperformed gold prices (+43%).  However, a basket of diamond producers has absolutely trounced the performance of gold mining stocks, with the former quintupling in price while gold miners fell over the period.6  We think this is partly due to the more favorable industry structure for diamonds.

Thank you for your interest in our Fund.

Sincerely,

Jayme Wiggins, CFA, CIO	Greg Estes, CFA
Intrepid Select Fund	Intrepid Select Fund
Co-Portfolio Manager	Co-Portfolio Manager

_________________

[6]	Equal-weighted diamond basket includes DDC CN, LUC CN, MPV CN, SWY CN, and PDL LN. Gold miners represented by GDX. The period referenced is from 3/9/2009 to 9/30/2016.

Intrepid Select Fund

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap.  You cannot invest directly in an index.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Enterprise Value equals market capitalization plus debt minus cash.  EV/EBITDA equals the company’s Enterprise Value (EV) divided by Earnings Befoe Interest, Taxes, Depreciation, and Amortization (EBITDA).  Price-to-Book (P/B Ratio) compares a stock’s market value to the value of total assets less total liabilities.  Beta is a measure of volatility of systemic risk of a security or a portfolio in comparison to the market as a whole.  Out of The Money is used to describe a put option with a strike price that is lower than the market price of the underlying asset.  Put Option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specific time.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2016 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2016 through September 30, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2016 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2016 -
	April 1, 2016	September 30, 2016	September 30, 2016
Actual	$1,000.00	$1,097.70	$7.34
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2016 -
	April 1, 2016	September 30, 2016	September 30, 2016
Actual	$1,000.00	$1,099.10	$6.03
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2016 -
	April 1, 2016	September 30, 2016	September 30, 2016
Actual	$1,000.00	$1,060.50	$7.21
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2016 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2016 -
	April 1, 2016	September 30, 2016	September 30, 2016
Actual	$1,000.00	$1,016.40	$5.93
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2016 -
	April 1, 2016	September 30, 2016	September 30, 2016
Actual	$1,000.00	$1,066.08	$4.65
Hypothetical (5% return
before expenses)	1,000.00	1,020.50	4.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2016 -
	April 1, 2016	September 30, 2016	September 30, 2016
Actual	$1,000.00	$1,056.70	$6.68
Hypothetical (5% return
before expenses)	1,000.00	1,018.50	6.56

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2016 (Unaudited)

INTREPID INTERNATIONAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2016 -
	April 1, 2016	September 30, 2016	September 30, 2016
Actual	$1,000.00	$1,125.10	$7.44
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID SELECT FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2016 -
	April 1, 2016	September 30, 2016	September 30, 2016
Actual	$1,000.00	$1,161.60	$7.57
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2006.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The Bank of America Merrill Lynch U.S. High Yield Master II Index (sometimes referred to as “Bank of America Merrill”) return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index.  The Barclays Capital U.S. Government/Credit Index (sometimes referred to as “Barclays Capital”) includes Treasuries, Government-Related Issues and investment grade U.S. corporate securities.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2016)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	12.87%	4.92%	8.53%	7.43%	6.78%
S&P 500 Total Return Index	15.43%	11.16%	16.37%	7.24%	7.39%
Bank of America
Merrill Lynch U.S. High
Yield Master II Index	12.82%	5.27%	8.24%	7.59%	7.30%
Barclays Capital U.S.
Government/Credit Index	5.86%	4.22%	3.24%	4.86%	4.57%
Bank of America Merrill
Combined Index
(60% S&P 500, 40%
Bank of America Merrill)	14.48%	8.85%	13.14%	7.51%	7.47%
Barclays Capital
Combined Index
(60% S&P 500, 40%
Barclays Capital)	11.71%	8.50%	11.12%	6.60%	6.53%
Intrepid Capital Fund –
Institutional Class	13.16%	5.16%	8.81%	N/A	6.96%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Endurance Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2006.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

Average Annual Total Returns (for periods ended September 30, 2016)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/03/05)
Intrepid Endurance Fund –
Investor Class(1)	7.63%	2.39%	6.49%	9.24%	8.87%
Russell 2000 Total Return Index	15.47%	6.71%	15.82%	7.07%	7.29%
Intrepid Endurance Fund –
Institutional Class(1)	7.85%	2.67%	6.76%	N/A	7.42%*

*	Inception date of the Institutional Class was 11/3/09.
(1)	Prior to June 26, 2015, the Fund’s name was Intrepid Small Cap Fund. See Footnote 1.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations of the Investor Class).  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions would be reduced.  or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS U.S. AGGREGATE BOND INDEX – This index consists of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2016)

				Since Inception
	1 Year	3 Year	5 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	6.76%	2.38%	3.64%	3.98%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	12.82%	5.27%	8.24%	7.40%
Barclays U.S. Aggregate Bond Index	5.19%	4.03%	3.08%	4.92%

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 3000 TOTAL RETURN INDEX – An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Total Returns (for periods ended September 30, 2016)

				Since Inception
	1 Year	3 Year	5 Year	(10/31/07)
Intrepid Disciplined Value Fund	11.91%	5.87%	10.42%	5.78%
S&P 500 Total Return Index	15.43%	11.16%	16.37%	6.13%
Russell 3000 Total Return Index	14.96%	10.44%	16.36%	6.24%

Intrepid International Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 30, 2014 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MSCI EAFE NET INDEX – An unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

Total Returns (for periods ended September 30, 2016)

				Since Inception
	3 Month	6 Month	1 Year	(12/30/14)
Intrepid International Fund	7.17%	12.51%	12.67%	6.74%
MSCI EAFE Net Index	6.43%	4.88%	6.52%	0.41%

Intrepid Select Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 31, 2015 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

S&P 400 TOTAL RETURN INDEX – A float-adjusted, capitalization weighted index of 400 securities, providing investors with a benchmark for mid-sized U.S. companies.  The index covers approximately 7% of the total U.S. equity market and seeks to remain an accurate measure of mid-sized U.S. companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Total Returns (for periods ended September 30, 2016)

				Since Inception
	3 Month	6 Month	1 Year	(7/31/15)
Intrepid Select Fund	5.83%	16.16%	24.89%	12.32%
Russell 2000 Total Return Index	9.05%	13.18%	15.47%	2.48%
S&P 400 Total Return Index	4.14%	8.30%	15.33%	4.60%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2016 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$181,600,584
Corporate Bonds	105,908,769
Preferred Stock	9,227,812
Convertible Bond	3,529,667
Cash*	85,822,636
$386,089,468

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2016 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Industrials	$13,831,130
Financials	10,153,112
Consumer Discretionary	8,412,630
Materials	7,484,345
Information Technology	4,924,192
Exchange-Traded Fund	4,543,020
Health Care	2,727,928
Cash*	201,463,875
$253,540,232

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2016 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$53,845,778
Preferred Stock	3,229,734
Common Stock	1,389,608
Convertible Bond	671,851
Cash*	20,622,556
$79,759,527

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2016 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Financials	$6,931,614
Information Technology	6,219,295
Consumer Discretionary	3,959,419
Telecommunication Services	2,201,681
Health Care	1,269,848
Materials	894,795
Industrials	624,272
Energy	522,344
Cash*	25,368,071
$47,991,339

*	Cash, cash equivalents and other assets less liabilities.

Intrepid International Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2016 (Unaudited)

INTREPID INTERNATIONAL FUND

Components of Portfolio Holdings
Industrials	$4,117,316
Health Care	3,790,664
Consumer Discretionary	2,535,133
Information Technology	1,375,448
Financials	1,317,609
Materials	852,330
Cash*	3,059,449
$17,047,949

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Select Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2016 (Unaudited)

INTREPID SELECT FUND

Components of Portfolio Holdings
Information Technology	$2,262,508
Financials	2,112,336
Consumer Discretionary	1,780,055
Industrials	926,943
Health Care	798,262
Materials	741,463
Exchange-Traded Fund	546,749
Telecommunication Services	303,872
Purchased Put Options	53,790
Cash*	2,304,777
$11,830,755

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2016

COMMON STOCKS - 47.04%	Shares	Value
Capital Goods - 4.79%
Cubic Corp.	157,800	$7,386,618
Fenner PLC (a)	2,926,744	7,586,956
Metka Industrial - Construction SA (a)	424,884	3,536,762
		18,510,336

Commercial & Professional Services - 2.98%
Tetra Tech, Inc.	324,784	11,520,088

Consumer Durables & Apparel - 3.75%
Coach, Inc.	108,000	3,948,480
GUD Holdings Ltd. (a)	719,004	5,794,559
Mattel, Inc.	156,000	4,723,680
		14,466,719

Diversified Financials - 10.75%
Berkshire Hathaway, Inc. - Class B (b)	90,600	13,088,982
Dundee Corp. - Class A (a)(b)	952,125	4,898,696
Leucadia National Corp.	534,000	10,167,360
Oaktree Capital Group LLC	201,631	8,549,154
The Bank of New York Mellon Corp.	120,000	4,785,600
		41,489,792

Energy - 2.61%
Patterson-UTI Energy, Inc.	449,510	10,055,539

Health Care Equipment & Services - 1.43%
Express Scripts Holding Co. (b)	78,000	5,501,340

Media - 2.73%
Corus Entertainment, Inc. - Class B (a)	1,138,185	10,540,758

Pharmaceuticals, Biotechnology & Life Sciences - 0.95%
Bio-Rad Laboratories, Inc. - Class A (b)	15,779	2,584,758
Stallergenes Greer PLC (a)(b)	34,361	1,088,510
		3,673,268

Retailing - 1.58%
Hornbach Baumarkt AG (a)	197,158	6,112,808

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

COMMON STOCKS - 47.04% (continued)	Shares	Value
Software & Services - 6.94%
Amdocs Ltd. (a)	90,600	$5,241,210
HNZ Group, Inc. (a)	350,130	3,469,408
RM PLC (a)	154,820	289,716
Teradata Corp. (b)	336,930	10,444,830
The Western Union Co.	353,470	7,359,245
		26,804,409

Technology Hardware & Equipment - 3.37%
Cisco Systems, Inc.	117,000	3,711,240
Western Digital Corp.	159,000	9,296,730
		13,007,970

Telecommunication Services - 1.95%
Verizon Communications, Inc.	145,000	7,537,100

Transportation - 3.21%
Royal Mail PLC (a)	1,951,332	12,380,457
TOTAL COMMON STOCKS (Cost $169,741,057)		181,600,584

PREFERRED STOCK - 2.39%
Commercial & Professional Services - 2.39%
Pitney Bowes International Holdings,
Inc., 6.125% (c)(d) (Cost: $9,706,125;
Original acquisition date: 09/16/2014)	9,000	9,227,812
TOTAL PREFERRED STOCK (Cost $9,706,125)		9,227,812

CONVERTIBLE BOND - 0.91%	Principal Amount
Diversified Financials - 0.91%
EZCORP, Inc.
2.125%, 06/15/2019	$3,604,000	3,529,667
TOTAL CONVERTIBLE BOND (Cost $3,112,449)		3,529,667

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

CORPORATE BONDS - 27.43%	Principal Amount	Value
Capital Goods - 0.54%
WESCO Distribution, Inc.
5.375%, 12/15/2021	$2,020,000	$2,065,450

Commercial & Professional Services - 1.85%
Multi-Color Corp.
6.125%, 12/01/2022 (c) (Cost: $7,006,543;
Original acquisition date: 05/27/2015)	6,802,000	7,142,100

Consumer Durables & Apparel - 0.65%
Smith & Wesson Holding Corp.
5.000%, 07/15/2018 (c)(d) (Cost: $2,500,000;
Original acquisition date: 07/10/2014)	2,500,000	2,513,750

Consumer Services - 4.01%
Nathan’s Famous, Inc.
10.000%, 03/15/2020 (c)(d) (Cost: $7,183,790;
Original acquisition date: 09/06/2016)	6,520,000	7,172,000
Regis Corp.
5.500%, 12/02/2019 (c)(d) (Cost: $5,501,755;
Original acquisition date: 11/27/2013)	5,612,875	5,655,533
Ruby Tuesday, Inc.
7.625%, 05/15/2020	2,818,000	2,670,055
		15,497,588

Diversified Financials - 1.26%
FirstCash, Inc.
6.750%, 04/01/2021	4,670,000	4,880,150

Energy - 3.00%
Era Group, Inc.
7.750%, 12/15/2022	2,767,000	2,310,445
PHI, Inc.
5.250%, 03/15/2019	3,942,000	3,774,465
Unit Corp.
6.625%, 05/15/2021	6,500,000	5,484,375
		11,569,285

Household & Personal Products - 0.69%
Central Garden & Pet Co.
6.125%, 11/15/2023	2,493,000	2,667,510

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

CORPORATE BONDS - 27.43% (continued)	Principal Amount	Value
Materials - 3.21%
Alamos Gold, Inc.
7.750%, 04/01/2020 (a)(c) (Cost: $6,436,863;
Original acquisition date: 03/17/2014)	$6,471,000	$6,697,485
Ecolab, Inc.
3.000%, 12/08/2016	5,676,000	5,695,997
		12,393,482

Media - 1.27%
Starz LLC / Starz Finance Corp.
5.000%, 09/15/2019	4,846,000	4,916,267

Retailing - 6.29%
Caleres, Inc.
6.250%, 08/15/2023	4,860,000	5,044,680
Dollar General Corp.
4.125%, 07/15/2017	2,376,000	2,429,641
Dollar Tree, Inc.
5.250%, 03/01/2020	3,628,000	3,764,050
Expedia, Inc.
7.456%, 08/15/2018	3,447,000	3,795,688
Rent-A-Center, Inc.
4.750%, 05/01/2021	6,868,000	5,803,460
Sally Holdings LLC / Sally Capital, Inc.
5.750%, 06/01/2022	3,289,000	3,428,782
		24,266,301

Software & Services - 1.43%
eBay, Inc.
0.943%, 07/28/2017 (e)	3,730,000	3,727,076
Total System Services, Inc.
2.375%, 06/01/2018	1,783,000	1,797,590
		5,524,666

Technology Hardware & Equipment - 2.24%
Tech Data Corp.
3.750%, 09/21/2017	8,514,000	8,666,588

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

CORPORATE BONDS - 27.43% (continued)	Principal Amount	Value
Telecommunication Services - 0.99%
AT&T, Inc.
5.500%, 02/01/2018	$3,612,000	$3,805,632
TOTAL CORPORATE BONDS (Cost $106,400,524)		105,908,769
Total Investments (Cost $288,960,155) - 77.77%		300,266,832
Other Assets in Excess of Liabilities - 22.23%		85,822,636
TOTAL NET ASSETS - 100.00%		$386,089,468

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2016 was $38,408,680, which represented 9.95% of net assets.

(d)	Security is considered illiquid and may be difficult to sell.
(e)	Variable rate security. The rate listed is as of 09/30/2016.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2016

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
Morgan				U.S.
Stanley	10/13/16	Euro	4,500,000	Dollars	5,001,975	$56,213
Morgan		U.S.
Stanley	10/13/16	Dollars	13,775,760	Euro	12,000,000	287,260
Morgan		U.S.		British
Stanley	10/13/16	Dollars	4,334,781	Pound	3,300,000	56,261
Morgan		U.S.		British
Stanley	10/13/16	Dollars	2,467,720	Pound	1,700,000	263,634
Morgan		U.S.		British
Stanley	10/13/16	Dollars	11,401,920	Pound	8,000,000	1,029,751
Morgan		U.S.		Australian
Stanley	11/04/2016	Dollars	3,040,600	Dollars	4,000,000	(18,262)
Bank of		U.S.		Canadian
Montreal	02/16/2017	Dollars	17,814,267	Dollars	23,000,000	265,222
						$1,940,079

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
September 30, 2016

COMMON STOCKS - 13.39%	Shares	Value
Capital Goods - 0.76%
Cubic Corp.	41,430	$1,939,338

Commercial & Professional Services - 1.35%
Tetra Tech, Inc.	96,785	3,432,964

Diversified Financials - 1.67%
Dundee Corp. - Class A (a)(b)	821,295	4,225,574

Insurance - 1.48%
Baldwin & Lyons, Inc. - Class B	146,137	3,745,491

Materials - 1.79%
Dominion Diamond Corp. (a)	448,290	4,366,345
Primero Mining Corp. (a)(b)	100,000	166,000
		4,532,345

Media - 3.32%
Corus Entertainment, Inc. - Class B (a)	880,235	8,151,877
Liberty Braves Group - Class C (b)	14,700	255,486
DHX Media Ltd.	1,000	5,267
		8,412,630

Pharmaceuticals, Biotechnology
& Life Sciences - 1.08%
Bio-Rad Laboratories, Inc. - Class A (b)	16,653	2,727,928

Software & Services - 1.94%
Amdocs Ltd. (a)	85,120	4,924,192
TOTAL COMMON STOCKS (Cost $29,525,300)		33,940,462

PREFERRED STOCK - 3.34%
Commercial & Professional Services - 3.34%
Pitney Bowes International Holdings,
Inc., 6.125% (c)(d) (Cost: $8,897,487;
Original acquisition date: 06/24/2014)	8,250	8,458,828
TOTAL PREFERRED STOCK (Cost $8,897,487)		8,458,828

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

EXCHANGE-TRADED FUND - 1.79%	Shares	Value
Diversified Financials - 1.79%
iShares Gold Trust (b)	358,000	$4,543,020
TOTAL EXCHANGE-TRADED FUND
(Cost $4,618,619)		4,543,020

CONVERTIBLE BONDS - 2.02%	Principal Amount
Diversified Financials - 0.86%
EZCORP, Inc.
2.125%, 06/15/2019	$2,228,000	2,182,047

Materials - 1.16%
Primero Mining Corp.
5.750%, 02/28/2020 (a)(c)(d) (Cost $3,054,628;
Original acquisition date: 09/07/2016)	3,600,000	2,952,000
TOTAL CONVERTIBLE BONDS (Cost $4,864,616)		5,134,047
Total Investments (Cost $47,906,022) - 20.54%		52,076,357
Other Assets in Excess of Liabilities - 79.46%		201,463,875
TOTAL NET ASSETS - 100.00%		$253,540,232

Percentages are stated as a percent of net assets.

(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2016 was $11,410,828, which represented 4.50% of net assets.

(d)	Security is considered illiquid and may be difficult to sell.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2016

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Bank of		U.S.		Canadian
Montreal	02/17/2017	Dollars	12,688,775	Dollars	16,300,000	$251,755

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2016

COMMON STOCKS - 1.74%	Shares	Value
Insurance - 0.51%
Baldwin & Lyons, Inc. - Class B	16,061	$411,644

Media - 1.23%
Corus Entertainment, Inc. - Class B (a)	105,600	977,964
TOTAL COMMON STOCKS (Cost $1,897,813)		1,389,608

PREFERRED STOCK - 4.05%
Commercial & Professional Services - 4.05%
Pitney Bowes International Holdings,
Inc., 6.125% (b)(c) (Cost: $3,366,675;
Original acquisition date: 05/02/2014)	3,150	3,229,734
TOTAL PREFERRED STOCK (Cost $3,366,675)		3,229,734

CONVERTIBLE BOND - 0.84%	Principal Amount
Diversified Financials - 0.84%
EZCORP, Inc.
2.125%, 06/15/2019	$686,000	671,851
TOTAL CONVERTIBLE BOND (Cost $543,898)		671,851

CORPORATE BONDS - 67.51%
Capital Goods - 1.62%
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,266,000	1,294,485

Commercial & Professional Services - 4.03%
Multi-Color Corp.
6.125%, 12/01/2022 (b) (Cost: $3,154,800;
Original acquisition date: 05/18/2015)	3,064,000	3,217,200

Consumer Durables & Apparel - 1.89%
Smith & Wesson Holding Corp.
5.000%, 07/15/2018 (b)(c) (Cost: $1,500,000;
Original acquisition date: 07/10/2014)	1,500,000	1,508,250

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

CORPORATE BONDS - 67.51% (continued)	Principal Amount	Value
Consumer Services - 10.75%
Nathan’s Famous, Inc.
10.000%, 03/15/2020 (b)(c) (Cost: $2,985,896;
Original acquisition date: 09/06/2016)	$2,710,000	$2,981,000
Regis Corp.
5.500%, 12/02/2019 (b)(c) (Cost: $3,920,443;
Original acquisition date: 11/27/2013)	3,999,625	4,030,022
Ruby Tuesday, Inc.
7.625%, 05/15/2020	1,645,000	1,558,638
		8,569,660

Diversified Financials - 3.49%
FirstCash, Inc.
6.750%, 04/01/2021	2,665,000	2,784,925

Energy - 5.70%
Era Group, Inc.
7.750%, 12/15/2022	837,000	698,895
PHI, Inc.
5.250%, 03/15/2019	2,489,000	2,383,217
Unit Corp.
6.625%, 05/15/2021	1,730,000	1,459,688
		4,541,800

Household & Personal Products - 0.83%
Central Garden & Pet Co.
6.125%, 11/15/2023	619,000	662,330

Materials - 6.66%
Alamos Gold, Inc.
7.750%, 04/01/2020 (a)(b) (Cost: $2,912,960;
Original acquisition date: 03/17/2014)	2,929,000	3,031,515
Ecolab, Inc.
3.000%, 12/08/2016	1,577,000	1,582,556
1.450%, 12/08/2017	700,000	701,332
		5,315,403
See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

CORPORATE BONDS - 67.51% (continued)	Principal Amount	Value
Media - 2.86%
Starz LLC / Starz Finance Corp.
5.000%, 09/15/2019	$2,247,000	$2,279,582

Pharmaceuticals, Biotechnology
& Life Sciences - 2.01%
Mylan, Inc.
1.350%, 11/29/2016	1,601,000	1,601,810

Retailing - 14.46%
Caleres, Inc.
6.250%, 08/15/2023	1,906,000	1,978,428
Dillard’s, Inc.
7.130%, 08/01/2018	1,600,000	1,740,000
Dollar General Corp.
4.125%, 07/15/2017	2,000,000	2,045,152
Dollar Tree, Inc.
5.250%, 03/01/2020	809,000	839,337
Expedia, Inc.
7.456%, 08/15/2018	1,052,000	1,158,417
Rent-A-Center, Inc.
6.625%, 11/15/2020	1,000,000	965,000
4.750%, 05/01/2021	1,250,000	1,056,250
Sally Holdings LLC / Sally Capital, Inc.
5.750%, 06/01/2022	1,678,000	1,749,315
		11,531,899

Software & Services - 6.45%
eBay, Inc.
1.350%, 07/15/2017	843,000	844,008
0.943%, 07/28/2017 (d)	1,174,000	1,173,080
The Western Union Co.
5.930%, 10/01/2016	1,235,000	1,235,000
Total System Services, Inc.
2.375%, 06/01/2018	1,877,000	1,892,359
		5,144,447

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

CORPORATE BONDS - 67.51% (continued)	Principal Amount	Value
Technology Hardware & Equipment - 4.17%
Jabil Circuit, Inc.
8.250%, 03/15/2018	$500,000	$544,350
Tech Data Corp.
3.750%, 09/21/2017	2,735,000	2,784,017
		3,328,367

Telecommunication Services - 2.59%
AT&T, Inc.
2.400%, 03/15/2017	1,400,000	1,408,169
5.500%, 02/01/2018	624,000	657,451
		2,065,620
TOTAL CORPORATE BONDS (Cost $53,952,000)		53,845,778

SHORT-TERM INVESTMENT - 24.76%
Money Market Fund - 24.76%
STIT-Treasury Portfolio -
Institutional Class, 0.230% (e)	19,747,161	19,747,161
TOTAL MONEY MARKET FUND
(Cost $19,747,161)		19,747,161
Total Investments (Cost $79,507,547) - 98.90%		78,884,132
Other Assets in Excess of Liabilities - 1.10%		875,395
TOTAL NET ASSETS - 100.00%		$79,759,527

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2016 was $17,997,721, which represented 22.56% of net assets.

(c)	Security is considered illiquid and may be difficult to sell.
(d)	Variable rate security. The rate listed is as of 09/30/2016.
(e)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Income Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2016

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Bank of
New York		U.S.		Canadian
Mellon	02/27/2017	Dollars	1,004,458	Dollars	1,300,000	$12,478

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
September 30, 2016

COMMON STOCKS - 47.14%	Shares	Value
Commercial & Professional Services - 1.30%
Tetra Tech, Inc.	17,600	$624,272

Consumer Durables & Apparel - 4.94%
Coach, Inc.	30,000	1,096,800
Mattel, Inc.	42,000	1,271,760
		2,368,560

Diversified Financials - 13.27%
Dundee Corp. - Class A (a)(b)	144,730	744,638
Leucadia National Corp.	63,000	1,199,520
Northern Trust Corp.	24,050	1,635,159
Oaktree Capital Group LLC	38,150	1,617,560
The Bank of New York Mellon Corp.	29,360	1,170,877
		6,367,754

Energy - 1.09%
Contango Oil & Gas Co. (a)	51,110	522,344

Health Care Equipment & Services - 2.04%
Laboratory Corp. of America Holdings (a)	7,130	980,232

Insurance - 1.18%
Baldwin & Lyons, Inc. - Class B	22,000	563,860

Materials - 1.86%
Alamos Gold, Inc. - Class A (b)	109,121	894,795

Media - 3.31%
Corus Entertainment, Inc. - Class B (b)	171,780	1,590,859

Pharmaceuticals, Biotechnology
& Life Sciences - 0.60%
Bio-Rad Laboratories, Inc. - Class A (a)	1,768	289,616

Software & Services - 6.51%
Amdocs Ltd. (b)	9,980	577,343
Teradata Corp. (a)	58,800	1,822,800
The Western Union Co.	34,700	722,454
		3,122,597

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

COMMON STOCKS - 47.14% (continued)	Shares	Value
Technology Hardware & Equipment - 6.45%
Apple, Inc.	11,015	$1,245,246
Western Digital Corp.	31,665	1,851,452
		3,096,698

Telecommunication Services - 4.59%
Telephone & Data Systems, Inc.	27,838	756,637
Verizon Communications, Inc.	27,800	1,445,044
		2,201,681
TOTAL COMMON STOCKS (Cost $20,144,127)		22,623,268
Total Investments (Cost $20,144,127) - 47.14%		22,623,268
Other Assets in Excess of Liabilities - 52.86%		25,368,071
TOTAL NET ASSETS - 100.00%		$47,991,339

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2016

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Bank of
New York		U.S.		Canadian
Mellon	03/15/2017	Dollars	2,199,302	Dollars	2,900,000	$(13,829)

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS
September 30, 2016

COMMON STOCKS - 76.77%	Shares	Value
Australia - 15.16%
Coventry Group Ltd.	824,481	$555,295
GUD Holdings Ltd.	86,642	698,261
LifeHealthcare Group Ltd.	251,974	372,198
Programmed Maintenance Services Ltd.	349,898	435,166
Spotless Group Holdings Ltd.	475,000	388,990
Tox Free Solutions Ltd.	77,200	135,305
		2,585,215

Canada - 14.62%
Corus Entertainment, Inc. - Class B	66,130	612,431
Dominion Diamond Corp.	26,275	255,919
Dundee Corp. - Class A (a)	101,040	519,852
HNZ Group, Inc.	51,190	507,237
Noranda Income Fund	303,280	596,412
		2,491,851

France - 8.46%
GEA	7,114	684,476
IPSOS	5,300	173,077
Vetoquinol SA	11,820	584,235
		1,441,788

Germany - 19.76%
Clere AG	67,483	2,102,518
Hornbach Baumarkt AG	21,687	672,397
KSB AG	35	14,823
KSB AG	1,392	578,573
		3,368,311

Greece - 2.22%
Metka Industrial - Construction SA	45,510	378,828

Japan - 2.43%
Broadleaf Co. Ltd.	38,090	415,063

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

COMMON STOCKS - 76.77% (continued)	Shares	Value
United Kingdom - 14.12%
Fenner PLC	157,351	$407,899
Quarto Group, Inc.	104,050	378,967
RM PLC	147,442	275,909
Royal Mail PLC	96,565	612,668
Stallergenes Greer PLC (a)	23,098	731,713
		2,407,156
TOTAL COMMON STOCKS (Cost $12,675,860)		13,088,212

PREFERRED STOCKS - 4.44%
Canada - 3.84%
Dundee Corp., 4.610%	64,250	654,768

United States - 0.60%
Pitney Bowes International Holdings, Inc.,
6.125% (b)(c) (Cost: $106,250;
Original acquisition date: 02/20/2015)	100	102,531
TOTAL PREFERRED STOCKS (Cost $688,044)		757,299

CONVERTIBLE BOND - 0.84%	Principal Amount
United States - 0.84%
EZCORP, Inc.
2.125%, 06/15/2019	$146,000	142,989
TOTAL CONVERTIBLE BOND (Cost $100,752)		142,989
Total Investments (Cost $13,464,656) - 82.05%		13,988,500
Other Assets in Excess of Liabilities - 17.95%		3,059,449
TOTAL NET ASSETS - 100.00%		$17,047,949

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2016 was $102,531, which represented 0.60% of net assets.

(c)	Security is considered illiquid and may be difficult to sell.

See notes to financial statements.

Intrepid International Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2016

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
Bank of		U.S.		Canadian
Montreal	03/16/2017	Dollars	2,626,210	Dollars	3,450,000	$(6,671)
Bank of		U.S.
Montreal	03/20/2017	Dollars	5,664,050	Euro	5,000,000	2,001
Bank of		U.S.		Australian
Montreal	03/20/2017	Dollars	2,280,241	Dollars	3,050,000	(45,059)
Bank of		U.S.		British
Montreal	03/20/2017	Dollars	1,214,425	Pound	915,000	24,017
Bank of		U.S.		Japanese
Montreal	03/21/2017	Dollars	404,986	Yen	41,000,000	(2,617)
						$(28,329)

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS
September 30, 2016

COMMON STOCKS - 70.19%	Shares	Value
Capital Goods - 2.44%
Cubic Corp.	6,178	$289,192

Commercial & Professional Services - 5.39%
Tetra Tech, Inc.	17,980	637,750

Consumer Durables & Apparel - 6.72%
Coach, Inc.	9,160	334,890
Mattel, Inc.	15,200	460,256
		795,146

Diversified Financials - 11.28%
Dundee Corp. - Class A (a)(b)	79,530	409,183
Leucadia National Corp.	23,760	452,390
Oaktree Capital Group LLC	11,160	473,184
		1,334,757

Health Care Equipment & Services - 3.71%
Laboratory Corp. of America Holdings (b)	3,191	438,699

Insurance - 4.09%
Baldwin & Lyons, Inc. - Class B	18,875	483,766

Materials - 3.50%
Dominion Diamond Corp. (a)	42,450	413,463

Media - 8.33%
Corus Entertainment, Inc. - Class B (a)	106,350	984,910

Pharmaceuticals, Biotechnology
& Life Sciences - 3.04%
Bio-Rad Laboratories, Inc. - Class A (b)	2,195	359,563

Software & Services - 14.32%
Amdocs Ltd. (a)	10,555	610,607
Teradata Corp. (b)	25,960	804,760
The Western Union Co.	13,400	278,988
		1,694,355

Technology Hardware & Equipment - 4.80%
Western Digital Corp.	9,717	568,153

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

COMMON STOCKS - 70.19% (continued)	Shares	Value
Telecommunication Services - 2.57%
Telephone & Data Systems, Inc.	11,180	$303,872
TOTAL COMMON STOCKS (Cost $7,365,825)		8,303,626

EXCHANGE-TRADED FUND - 4.62%
Diversified Financials - 4.62%
iShares Gold Trust (b)	43,085	546,749
TOTAL EXCHANGE-TRADED FUND
(Cost $555,163)		546,749

CONVERTIBLE BONDS - 5.26%	Principal Amount
Diversified Financials - 2.49%
EZCORP, Inc.
2.125%, 06/15/2019	$300,000	293,813

Materials - 2.77%
Primero Mining Corp.
5.750%, 02/28/2020 (a)(c)(d) (Cost $339,403;
Original acquisition date: 09/07/2016)	400,000	328,000
TOTAL CONVERTIBLE BONDS (Cost $540,575)		621,813

PURCHASED PUT OPTIONS - 0.45%	Contracts
Diversified Financials - 0.45%
iShares Russell 2000 ETF, Expires: 12/16/2016,
Exercise Price: $95.00 (b)	670	14,740
iShares Russell 2000 ETF, Expires: 01/20/2017,
Exercise Price: $100.00 (b)	550	39,050
TOTAL PURCHASED PUT OPTIONS
(Cost $109,929)		53,790
Total Investments (Cost $8,571,492) - 80.52%		9,525,978
Other Assets in Excess of Liabilities - 19.48%		2,304,777
TOTAL NET ASSETS - 100.00%		$11,830,755

Percentages are stated as a percent of net assets.

(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2016 was $328,000, which represented 2.78% of net assets.

(d)	Security is considered illiquid and may be difficult to sell.

See notes to financial statements.

Intrepid Select Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2016

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Bank of
New York		U.S.		Canadian
Mellon	02/27/2017	Dollars	1,161,036	Dollars	1,500,000	$16,443

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)	$300,266,832	$52,076,357	$78,884,132
Investment receivable	4,141,538	2,136,076	691,305
Income receivable	1,734,978	49,188	767,708
Receivable for fund shares sold	102,113	115,503	—
Cash	84,176,617	199,513,049	—
Appreciation on forward currency contracts	1,940,079	251,755	12,478
Deposit for forwards at broker	690,000	—	—
Receivable from investment adviser	—	—	—
Other assets	21,350	26,693	12,508
Total assets	393,073,507	254,168,621	80,368,131
LIABILITIES:
Payable for fund shares redeemed	417,362	247,539	2,000
Payable for investment securities purchased	6,093,435	—	506,240
Payable for foreign currencies purchased	—	—	—
Depreciation on forward currency contracts	—	—	—
Payable to Investment Adviser	302,794	217,968	41,609
Payable to Trustees	8,216	7,146	2,059
Accrued distribution fees	18,963	34,487	—
Other expenses	143,269	121,249	56,696
Total liabilities	6,984,039	628,389	608,604
Total net assets	$386,089,468	$253,540,232	$79,759,527

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2016

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
NET ASSETS CONSIST OF:
Capital stock	$366,369,669	$248,639,092	$83,587,566
Accumulated net investment income (loss)	923,826	—	(1,349)
Accumulated undistributed net realized
gain (loss) on investments	5,550,101	479,049	(3,215,753)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	11,305,793	4,170,336	(623,415)
Forward currency contracts	1,940,079	251,755	12,478
Purchased options contracts	—	—	—
Total net assets	$386,089,468	$253,540,232	$79,759,527
Investor Class
Net Assets	$110,395,296	$181,001,167	$—
Shares outstanding	9,500,092	12,436,273	—
Institutional Class
Net Assets	275,694,172	72,539,065	79,759,527
Shares outstanding	23,720,850	4,881,007	8,590,082
Total shares outstanding (unlimited
shares of no par value authorized)	33,220,942	17,317,280	8,590,082
Investor Class Net asset value, offering
and redemption price per share(2)	$11.62	$14.55	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$11.62	$14.86	$9.29

(1)	Cost of Investments	$288,960,155	$47,906,022	$79,507,547

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2016

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
ASSETS:
Investments, at value(1)	$22,623,268	$13,988,500	$9,525,978
Investment receivable	—	107,067	173,005
Income receivable	37,043	74,787	13,785
Receivable for fund shares sold	40,456	21,000	2,500
Cash	25,396,615	3,283,300	2,126,747
Appreciation on forward currency contracts	—	—	16,443
Deposit for forwards at broker	—	—	—
Receivable from investment adviser	—	4,762	—
Other assets	12,870	3,606	9,455
Total assets	48,110,252	17,483,022	11,867,913
LIABILITIES:
Payable for fund shares redeemed	—	—	—
Payable for investment securities purchased	—	350,913	—
Payable for foreign currencies purchased	—	56	—
Depreciation on forward currency contracts	13,829	28,329	—
Payable to Investment Adviser	37,862	—	1,027
Payable to Trustees	1,154	275	162
Accrued distribution fees	19,940	10,925	2,284
Other expenses	46,128	44,575	33,685
Total liabilities	118,913	435,073	37,158
Total net assets	$47,991,339	$17,047,949	$11,830,755

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2016

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
NET ASSETS CONSIST OF:
Capital stock	$44,062,299	$16,287,593	$10,038,723
Accumulated net investment income (loss)	222,750	192,021	51,975
Accumulated undistributed net realized
gain (loss) on investments	1,240,978	70,156	769,128
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	2,479,141	526,508	1,010,625
Forward currency contracts	(13,829)	(28,329)	16,443
Purchased options contracts	—	—	(56,139)
Total net assets	$47,991,339	$17,047,949	$11,830,755
Investor Class
Net Assets	$47,991,339	$17,047,949	$11,830,755
Shares outstanding	4,517,415	1,678,567	1,035,093
Institutional Class
Net Assets	—	—	—
Shares outstanding	—	—	—
Total shares outstanding (unlimited
shares of no par value authorized)	4,517,415	1,678,567	1,035,093
Investor Class Net asset value, offering
and redemption price per share(2)	$10.62	$10.16	$11.43
Institutional Class Net asset value, offering
and redemption price per share(2)	N/A	N/A	N/A

(1) Cost of Investments	$20,144,127	$13,464,656	$8,571,492

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2016

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income*	$5,931,396	$1,996,470	$334,484
Interest income	4,668,263	951,490	2,804,833
Total investment income	10,599,659	2,947,960	3,139,317
Advisory fees (See Note 3)	3,148,190	2,626,129	590,616
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	300,377	474,719	—
Administration fees	229,138	188,992	57,786
Fund accounting fees	124,790	100,660	36,572
Shareholder servicing fees and expenses	82,676	88,875	27,870
Custody fees	43,321	13,705	5,085
Federal and state registration	31,201	40,994	20,816
Audit fees	29,056	29,056	29,047
Trustees fees and expenses	29,317	22,892	7,594
Reports to shareholders	35,493	38,868	9,336
Insurance	21,502	21,601	5,582
Legal fees	8,077	9,942	7,744
Deferred offering expenses	—	—	—
Miscellaneous	8,244	7,295	2,398
Total expenses before Adviser waiver	4,091,382	3,663,728	800,446
Expenses waived by Adviser (See Note 3)	(170,587)	(177,796)	(91,707)
Net expenses before Adviser recoupment	3,920,795	3,485,932	708,739
Expenses recouped by Adviser (See Note 3)	—	8,836	—
Total net expenses	3,920,795	3,494,768	708,739
Net investment income	6,678,864	(546,808)	2,430,578
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	10,497,534	4,812,415	272,119
Forward currency contracts	(121,636)	(30,101)	(8,141)
Futures contracts closed	—	—	—
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	19,606,611	14,473,043	2,177,475
Forward currency contracts	2,783,926	(173,951)	(881)
Futures contracts	—	—	—
Purchased options contracts	—	—	—
Net realized and unrealized gain	32,766,435	19,081,406	2,440,572
Net increase in net assets
resulting from operations	$39,445,299	$18,534,598	$4,871,150
* Net of foreign taxes withheld	$165,525	$162,622	$13,653
See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS (continued)
For the year ended September 30, 2016

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
INVESTMENT INCOME:
Dividend income*	$824,950	$593,300	$126,394
Interest income	68,383	24,911	63,667
Total investment income	893,333	618,211	190,061
Advisory fees (See Note 3)	454,918	103,705	69,852
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	—	25,926	17,463
Administration fees	33,704	8,951	7,749
Fund accounting fees	19,454	7,817	4,097
Shareholder servicing fees and expenses	24,280	18,407	20,240
Custody fees	3,713	31,117	4,481
Federal and state registration	22,585	16,367	8,016
Audit fees	29,056	29,056	27,462
Trustees fees and expenses	4,413	940	542
Reports to shareholders	5,855	3,552	1,374
Insurance	2,838	90	266
Legal fees	7,037	4,518	7,132
Deferred offering expenses	—	5,891	41,177
Miscellaneous	1,604	3,203	925
Total expenses before Adviser waiver	609,457	259,540	210,776
Expenses waived by Adviser (See Note 3)	(18,064)	(114,349)	(112,983)
Net expenses before Adviser recoupment	591,393	145,191	97,793
Expenses recouped by Adviser	—	—	—
Total net expenses	591,393	145,191	97,793
Net investment income	301,940	473,020	92,268
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	1,460,051	242,833	770,263
Forward currency contracts	—	—	(33,185)
Futures contracts closed	10,359	34,061	—
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign
currency translation	3,420,085	799,720	1,100,673
Forward currency contracts	(13,829)	(28,329)	14,843
Futures contracts	(11,897)	(44,948)	—
Purchased options contracts	—	—	(56,139)
Net realized and unrealized gain	4,864,769	1,003,337	1,796,455
Net increase in net assets resulting
from operations	$5,166,709	$1,476,357	$1,888,723
* Net of foreign taxes withheld	$22,782	$82,540	$9,051

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment income	$6,678,864	$6,688,776
Net realized gain on investments
and foreign currency translation	10,375,898	8,553,901
Net change in unrealized
appreciation (depreciation)	22,390,537	(41,642,071)
Net increase (decrease) in assets
resulting from operations	39,445,299	(26,399,394)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(2,992,796)	(3,110,386)
From net investment income - Institutional Class	(5,326,153)	(4,028,298)
From net realized gain - Investor Class	(5,281)	(19,274,277)
From net realized gain - Institutional Class	(6,622)	(18,631,286)
Total distributions	(8,330,852)	(45,044,247)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	12,446,725	30,742,441
Proceeds from shares sold - Institutional Class	135,478,379	55,201,331
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	2,870,073	21,619,157
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	3,780,361	13,980,846
Cost of shares redeemed - Investor Class(1)	(65,496,789)	(106,875,615)
Cost of shares redeemed - Institutional Class(2)	(65,881,576)	(83,896,773)
Net increase (decrease) in net assets
from capital share transactions	23,197,173	(69,228,613)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	54,311,620	(140,672,254)

NET ASSETS:
Beginning of year	331,777,848	472,450,102
End of year (including accumulated
net investment income of
$923,826 and $2,472,524)	$386,089,468	$331,777,848

(1)	Net of redemption fees of $1,663 and $1,394, respectively.
(2)	Net of redemption fees of $4,625 and $2,511, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment loss	$(546,808)	$(2,720,603)
Net realized gain on investments
and foreign currency translation	4,782,314	16,854,872
Net change in unrealized
appreciation (depreciation)	14,299,092	(38,265,410)
Net increase (decrease) in assets
resulting from operations	18,534,598	(24,131,141)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(2,562,801)	—
From net investment income - Institutional Class	(1,007,410)	—
From net realized gain - Investor Class	—	(38,986,522)
From net realized gain - Institutional Class	—	(18,134,403)
Total distributions	(3,570,211)	(57,120,925)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	20,338,682	40,074,490
Proceeds from shares sold - Institutional Class	9,572,307	25,440,563
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	2,516,140	38,381,039
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	875,565	16,119,538
Cost of shares redeemed - Investor Class(1)	(69,687,297)	(227,341,910)
Cost of shares redeemed - Institutional Class(2)	(27,322,716)	(169,574,033)
Net decrease in net assets
from capital share transactions	(63,707,319)	(276,900,313)

TOTAL DECREASE IN NET ASSETS	(48,742,932)	(358,152,379)

NET ASSETS:
Beginning of year	302,283,164	660,435,543
End of year (including accumulated
net investment income of
$0 and $3,144,505)	$253,540,232	$302,283,164

(1)	Net of redemption fees of $5,368 and $6,079, respectively.
(2)	Net of redemption fees of $22 and $14,407, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment income	$2,430,578	$3,011,475
Net realized gain (loss) on investments
and foreign currency translation	263,978	(3,246,125)
Net change in unrealized
appreciation (depreciation)	2,176,594	(2,499,791)
Net increase (decrease) in assets
resulting from operations	4,871,150	(2,734,441)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,801,334)	(2,992,919)
From net realized gain	—	(742,996)
Total distributions	(2,801,334)	(3,735,915)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,789,500	4,180,583
Proceeds from shares issued to holders in
reinvestment of dividends	2,616,417	3,545,816
Cost of shares redeemed	(15,703,723)	(22,628,527)
Net decrease in net assets from
capital share transactions	(7,297,806)	(14,902,128)

TOTAL DECREASE IN NET ASSETS	(5,227,990)	(21,372,484)

NET ASSETS:
Beginning of year	84,987,517	106,360,001
End of year (including accumulated
net investment income (loss) of
$(1,349) and $378,294)	$79,759,527	$84,987,517

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment income (loss)	$301,940	$(64,544)
Net realized gain on investments
and foreign currency translation	1,470,410	2,810,170
Net change in unrealized
appreciation (depreciation)	3,394,359	(4,359,057)
Net increase (decrease) in assets
resulting from operations	5,166,709	(1,613,431)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(175,496)	—
From net realized gain	(2,006,232)	(3,767,703)
Total distributions	(2,181,728)	(3,767,703)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,402,770	4,233,011
Proceeds from shares issued to holders
in reinvestment of dividends	2,156,213	3,729,654
Cost of shares redeemed(1)	(7,482,964)	(3,788,676)
Net increase in net assets from
capital share transactions	76,019	4,173,989

TOTAL INCREASE (DECREASE)
IN NET ASSETS	3,061,000	(1,207,145)

NET ASSETS:
Beginning of year	44,930,339	46,137,484
End of year (including accumulated
net investment income of
$222,750 and $51,688)	$47,991,339	$44,930,339

(1)	Net of redemption fees of $192 and $0, respectively.

Intrepid International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

		December 30, 2014(1)
	Year Ended	through
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment income	$473,020	$44,545
Net realized gain on investments and
foreign currency translation	276,894	262,030
Net change in unrealized
appreciation (depreciation)	726,443	(228,264)
Net increase in assets resulting
from operations	1,476,357	78,311

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(637,422)	—
From net realized gain	(154,652)	—
Total distributions	(792,074)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,495,163	7,537,954
Proceeds from shares issued to holders in
reinvestment of dividends	792,074	—
Cost of shares redeemed(2)	(496,716)	(43,120)
Net increase in net assets from
capital share transactions	8,790,521	7,494,834

TOTAL INCREASE IN NET ASSETS	9,474,804	7,573,145

NET ASSETS:
Beginning of period	7,573,145	—
End of period (including accumulated
net investment income of
$192,021 and $160,707)	$17,047,949	$7,573,145

(1)	Fund commenced operations on December 30, 2014.
(2)	Net of redemption fees of $726 and $0, respectively.

See notes to financial statements.

Intrepid Select Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

		July 31, 2015(1)
	Year Ended	through
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment income	$92,268	$2,735
Net realized gain (loss) on investments
and foreign currency translation	737,078	(1,440)
Net change in unrealized
appreciation (depreciation)	1,059,377	(88,448)
Net increase (decrease) in assets
resulting from operations	1,888,723	(87,153)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,538)	—
From net realized gain	—	—
Total distributions	(9,538)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,880,314	1,477,193
Proceeds from shares issued to holders in
reinvestment of dividends	9,538	—
Cost of shares redeemed(2)	(328,322)	—
Net increase in net assets from
capital share transactions	8,561,530	1,477,193

TOTAL INCREASE IN NET ASSETS	10,440,715	1,390,040

NET ASSETS:
Beginning of period	1,390,040	—
End of period (including accumulated
net investment income of
$51,975 and $2,717)	$11,830,755	$1,390,040

(1)	Fund commenced operations on July 31, 2015.
(2)	Net of redemption fees of $721 and $0, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2016		2015	2014	2013	2012
NET ASSET VALUE:
Beginning of year	$10.56		$12.69	$12.23	$11.69	$10.70

OPERATIONS:
Net investment income(1)	0.26		0.18	0.12	0.18	0.18
Net realized and unrealized gain (loss)
on investment securities	1.07		(1.00)	1.09	0.93	1.72
Total from operations(2)	1.33		(0.82)	1.21	1.11	1.90

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.19)	(0.12)	(0.17)	(0.18)
From net realized gains	(0.00	)(3)	(1.12)	(0.63)	(0.40)	(0.73)
Total distributions	(0.27)		(1.31)	(0.75)	(0.57)	(0.91)

NET ASSET VALUE:
End of year	$11.62		$10.56	$12.69	$12.23	$11.69
Total return	12.87%		(7.17)%	10.23%	9.89%	18.63%
Net assets at end of year
(000s omitted)	$110,395		$149,504	$238,691	$228,500	$288,462

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.45%		1.42%	1.41%	1.42%	1.44%
After expense
reimbursement/recoupment	1.40%		1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.97%		1.45%	0.97%	1.37%	1.62%
After expense
reimbursement/recoupment	2.02%		1.47%	0.98%	1.39%	1.66%
Portfolio turnover rate	43%		54%	73%	57%	63%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2016, 2015, 2014, 2013 and 2012.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2016		2015	2014	2013	2012
NET ASSET VALUE:
Beginning of year	$10.56		$12.69	$12.24	$11.70	$10.70

OPERATIONS:
Net investment income(1)	0.24		0.22	0.15	0.19	0.21
Net realized and unrealized gain (loss)
on investment securities	1.12		(1.00)	1.08	0.95	1.73
Total from operations(2)	1.36		(0.78)	1.23	1.14	1.94

LESS DISTRIBUTIONS:
From net investment income	(0.30)		(0.23)	(0.15)	(0.20)	(0.21)
From net realized gains	(0.00	)(3)	(1.12)	(0.63)	(0.40)	(0.73)
Total distributions	(0.30)		(1.35)	(0.78)	(0.60)	(0.94)

NET ASSET VALUE:
End of year	$11.62		$10.56	$12.69	$12.24	$11.70
Total return	13.16%		(6.92)%	10.41%	10.18%	19.02%
Net assets at end of year
(000s omitted)	$275,694		$182,274	$233,759	$189,630	$100,501

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.20%		1.17%	1.16%	1.17%	1.19%
After expense
reimbursement/recoupment	1.15%		1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.13%		1.72%	1.23%	1.67%	1.85%
After expense
reimbursement/recoupment	2.18%		1.74%	1.24%	1.69%	1.89%
Portfolio turnover rate	43%		54%	73%	57%	63%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2016, 2015, 2014, 2013 and 2012.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
NET ASSET VALUE:
Beginning of year	$13.70	$16.18	$15.91	$15.80	$15.26

OPERATIONS:
Net investment loss(1)	(0.05)	(0.17)	(0.22)	(0.12)	(0.06)
Net realized and unrealized gain (loss)
on investment securities	1.08	(0.71)	1.17	1.48	2.47
Total from operations(2)	1.03	(0.88)	0.95	1.36	2.41

LESS DISTRIBUTIONS:
From net investment income	(0.18)	—	—	—	—
From net realized gains	—	(1.60)	(0.68)	(1.25)	(1.87)
Total distributions	(0.18)	(1.60)	(0.68)	(1.25)	(1.87)

NET ASSET VALUE:
End of year	$14.55	$13.70	$16.18	$15.91	$15.80
Total return	7.63%	(6.03)%	6.08%	9.25%	16.76%
Net assets at end of year
(000s omitted)	$181,001	$216,933	$421,714	$566,624	$699,196

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46%	1.42%	1.40%	1.42%	1.44%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.34)%	(0.67)%	(1.11)%	(0.72)%	(0.44)%
After expense
reimbursement/recoupment	(0.28)%	(0.65)%	(1.11)%	(0.70)%	(0.40)%
Portfolio turnover rate	40%	75%	38%	30%	68%
(1)	Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2016, 2015, 2014, 2013 and 2012.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2016		2015	2014	2013	2012
NET ASSET VALUE:
Beginning of year	$13.97		$16.42	$16.09	$15.93	$15.34

OPERATIONS:
Net investment loss(1)(2)	(0.00	)(3)	(0.06)	(0.16)	(0.09)	(0.03)
Net realized and unrealized gain (loss)
on investment securities	1.08		(0.79)	1.17	1.50	2.49
Total from operations(4)	1.08		(0.85)	1.01	1.41	2.46

LESS DISTRIBUTIONS:
From net investment income	(0.19)		—	—	—	—
From net realized gains	—		(1.60)	(0.68)	(1.25)	(1.87)
Total distributions	(0.19)		(1.60)	(0.68)	(1.25)	(1.87)

NET ASSET VALUE:
End of year	$14.86		$13.97	$16.42	$16.09	$15.93
Total return	7.85%		(5.68)%	6.39%	9.51%	17.02%
Net assets at end of year
(000s omitted)	$72,539		$85,350	$238,722	$108,728	$64,581

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.21%		1.17%	1.15%	1.17%	1.19%
After expense
reimbursement/recoupment	1.15%		1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.09)%		(0.44)%	(0.85)%	(0.47)%	(0.18)%
After expense
reimbursement/recoupment	(0.03)%		(0.42)%	(0.85)%	(0.45)%	(0.14)%
Portfolio turnover rate	40%		75%	38%	30%	68%

(1)	Net investment loss per share is calculated using the average shares outstanding method for the year ended September 30, 2016.
(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for each of the four years ended September 30, 2015, 2014, 2013 and 2012.

(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2016, 2015, 2014, 2013 and 2012.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2016	2015	2014		2013	2012
NET ASSET VALUE:
Beginning of year	$9.02	$9.65	$9.66		$9.80	$9.63

OPERATIONS:
Net investment income(1)	0.28	0.30	0.28		0.30	0.47
Net realized and unrealized gain (loss)
on investment securities	0.31	(0.56)	0.04		(0.01)	0.30
Total from operations(2)	0.59	(0.26)	0.32		0.29	0.77

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.30)	(0.28)		(0.33)	(0.45)
From net realized gains	—	(0.07)	(0.05)		(0.10)	(0.15)
Total distributions	(0.32)	(0.37)	(0.33)		(0.43)	(0.60)

NET ASSET VALUE:
End of year	$9.29	$9.02	$9.65		$9.66	$9.80
Total return	6.76%	(2.76)%	3.38%		3.03%	8.17%
Net assets at end of year
(000s omitted)	$79,760	$84,988	$106,360		$74,828	$63,085

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.01%	0.96%	0.95	%(3)	0.98%	1.01%
After expense
reimbursement/recoupment	0.90%	0.90%	0.90	%(3)	0.90%	0.90%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.97%	3.05%	2.85	%(4)	2.96%	4.56%
After expense
reimbursement/recoupment	3.08%	3.11%	2.90	%(4)	3.04%	4.67%
Portfolio turnover rate	52%	51%	53%		78%	54%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2014 and 2013.
(3)
Excludes expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 0.98% and 0.93%, respectively.

(4)
Excludes income and expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 2.83% and 2.88%, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
NET ASSET VALUE:
Beginning of year	$9.98	$11.22	$11.11	$10.48	$9.23

OPERATIONS:
Net investment income (loss)(1)	0.07	(0.01)	(0.06)	0.03	0.01
Net realized and unrealized gain (loss)
on investment securities	1.07	(0.31)	1.08	1.36	1.87
Total from operations(2)	1.14	(0.32)	1.02	1.39	1.88

LESS DISTRIBUTIONS:
From net investment income	(0.04)	—	—	(0.07)	(0.02)
From net realized gains	(0.46)	(0.92)	(0.91)	(0.69)	(0.61)
Total distributions	(0.50)	(0.92)	(0.91)	(0.76)	(0.63)

NET ASSET VALUE:
End of year	$10.62	$9.98	$11.22	$11.11	$10.48
Total return	11.91%	(3.32)%	9.69%	14.27%	21.07%
Net assets at end of year
(000s omitted)	$47,991	$44,930	$46,137	$41,374	$46,975

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.34%	1.31%	1.57%	1.59%	1.60%
After expense
reimbursement/recoupment	1.30%	1.30%	1.33%	1.40%	1.40%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.62%	(0.14)%	(0.78)%	0.03%	(0.16)%
After expense
reimbursement/recoupment	0.66%	(0.13)%	(0.54)%	0.22%	0.04%
Portfolio turnover rate	32%	71%	66%	30%	71%

(1)	Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the four years ended September 30, 2016, 2014, 2012 and 2011.

See notes to financial statements.

Intrepid International Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

		December 30, 2014(1)
	Year Ended	through
	September 30, 2016	September 30, 2015
NET ASSET VALUE:
Beginning of period	$9.95	$10.00

OPERATIONS:
Net investment income(2)	0.51	0.06
Net realized and unrealized gain (loss)
on investment securities	0.60	(0.11)
Total from operations(3)	1.11	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.72)	—
From net realized gains	(0.18)	—
Total distributions	(0.90)	—

NET ASSET VALUE:
End of period	$10.16	$9.95
Total return	12.67%	(0.50	)%(4)
Net assets at end of period
(000s omitted)	$17,048	$7,573

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	2.50%	4.07	%(5)
After expense reimbursement/recoupment	1.40%	1.40	%(5)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	3.46%	(1.47	)%(5)
After expense reimbursement/recoupment	4.56%	1.20	%(5)
Portfolio turnover rate	33%	32	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the year ended September 30, 2016.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Select Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

		July 31, 2015(1)
	Year Ended	through
	September 30, 2016	September 30, 2015
NET ASSET VALUE:
Beginning of period	$9.17	$10.00

OPERATIONS:
Net investment income(2)	0.08	0.02
Net realized and unrealized gain (loss)
on investment securities	2.20	(0.85)
Total from operations(3)	2.28	(0.83)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	—
From net realized gains	—	—
Total distributions	(0.02)	—

NET ASSET VALUE:
End of period	$11.43	$9.17
Total return	24.89%	(8.30	)%(4)
Net assets at end of period
(000s omitted)	$11,831	$1,390

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	3.02%	21.45	%(5)
After expense reimbursement/recoupment	1.40%	1.40	%(5)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	(0.30)%	(18.42	)%(5)
After expense reimbursement/recoupment	1.32%	1.63	%(5)
Portfolio turnover rate	64%	1	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the year ended September 30, 2016.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2016, the Trust consisted of six series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010, the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007, the Intrepid International Fund’s Investor Class commenced operations on December 30, 2014, and the Intrepid Select Fund’s Investor Class commenced operations on July 31, 2015.  The Intrepid Disciplined Value Fund’s, the Intrepid International Fund’s, and the Intrepid Select Fund’s Institutional Class are not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year.  These inputs are summarized in the three broad levels listed below.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest bid quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest bid quotation, the security will be classified as Level 2.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, preferred securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest bid will be used.  When using the latest bid quotation, these contracts are classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of September 30, 2016, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$181,600,584	$—	$—	$181,600,584
Total Preferred Stock*	—	9,227,812	—	9,227,812
Total Convertible Bond*	—	3,529,667	—	3,529,667
Total Corporate Bonds*	—	105,908,769	—	105,908,769
Total Forward Currency
Contracts	—	1,958,341	—	1,958,341
Total Assets	$181,600,584	$120,624,589	$—	$302,225,173
Liabilities
Total Forward Currency
Contract	$—	$(18,262)	$—	$(18,262)
Total Liabilities	$—	$(18,262)	$—	$(18,262)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$33,940,462	$—	$—	$33,940,462
Total Preferred Stock*	—	8,458,828	—	8,458,828
Total Exchange-
Traded Fund*	4,543,020	—	—	4,543,020
Total Convertible Bonds*	—	5,134,047	—	5,134,047
Total Forward Currency
Contract	—	251,755	—	251,755
Total Assets	$38,483,482	$13,844,630	$—	$52,328,112

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$1,389,608	$—	$—	$1,389,608
Total Preferred Stock*	—	3,229,734	—	3,229,734
Total Convertible Bond*	—	671,851	—	671,851
Total Corporate Bonds*	—	53,845,778	—	53,845,778
Total Money
Market Fund*	19,747,161	—	—	19,747,161
Total Forward Currency
Contract	—	12,478	—	12,478
Total Assets	$21,136,769	$57,759,841	$—	$78,896,610

Intrepid Disciplined Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$22,623,268	$—	$—	$22,623,268
Total Assets	$22,623,268	$—	$—	$22,623,268
Liabilities
Total Forward Currency
Contract	$—	$(13,829)	$—	$(13,829)
Total Liabilities	$—	$(13,829)	$—	$(13,829)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Intrepid International Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$13,088,212	$—	$—	$13,088,212
Total Preferred Stocks*	—	757,299	—	757,299
Total Convertible Bond*	—	142,989	—	142,989
Total Forward Currency
Contracts	—	26,018	—	26,018
Total Assets	$13,088,212	$926,306	$—	$14,014,518
Liabilities
Total Forward Currency
Contracts	$—	$(54,347)	$—	$(54,347)
Total Liabilities	$—	$(54,347)	$—	$(54,347)

Intrepid Select Fund
Descrition	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$8,303,626	$—	$—	$8,303,626
Total Exchange-
Traded Fund*	546,749	—	—	546,749
Total Convertible Bonds*	—	621,813	—	621,813
Total Purchased
Put Options*	53,790	—	—	53,790
Total Forward Currency
Contract	—	16,443	—	16,443
Total Assets	$8,904,165	$638,256	$—	$9,542,421

*	For further information regarding security characteristics, please see the Schedules of Investments.

There were no transfers of securities between Level 1 and Level 2 during the reporting period.

The Funds did not hold any investments during the year ended September 30, 2016 with significant unobservable inputs which would be classified as Level 3.  Transfers between levels are recognized at the end of the reporting year.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as options, forward currency and futures contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. During the year ended September 30, 2016, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund held derivative instruments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Options Contracts

The Intrepid Select Fund used options to gain exposure to the underlying security.  The use of these contracts does not create leverage in the Funds.

Statement of Assets and Liabilities – Values of Options as of September 30, 2016.

Intrepid Select Fund

	Asset Derivatives		Liability Derivatives
Options not accounted
for as hedging instruments	Location	Value	Location	Value
Purchased	Investments,
Put Options	at Value	$53,790		$—
Total		$53,790		$—

Effect of Options on the Statement of Operations as of September 30, 2016
Purchased Options

	Change in unrealized	Realized gain on
	depreciation on purchased	purchased put
	options contracts	options contracts
Intrepid Select Fund	$(56,139)	$—

Forward Currency Contracts

The Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund used forward currency contracts during the year for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds, but does expose the Funds to counterparty credit risk.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Effect of Forward Currency Contracts on the Statement of Operations as of September 30, 2016

	Change in unrealized	Realized loss
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$2,783,926	$(121,636)
Intrepid Endurance Fund	$(173,951)	$(30,101)
Intrepid Income Fund	$(881)	$(8,141)
Intrepid Disciplined Value Fund	$(13,829)	$—
Intrepid International Fund	$(28,329)	$—
Intrepid Select Fund	$14,843	$(33,185)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

The average monthly notional amounts of forward currency contracts during the year ended September 30, 2016 were as follows:

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Long Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$1,261,240	$—	$92,695	$—

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Short Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$45,304,733	$15,078,753	$1,042,042	$183,275

	Intrepid
	International	Intrepid
Long Positions	Fund	Select Fund
Forward currency
contracts	$—	$171,422

	Intrepid
	International	Intrepid
Short Positions	Fund	Select Fund
Forward currency
contracts	$1,015,826	$975,012

Long position forward currency contracts are received and settled in foreign currency.  Short position forward currency contracts are received and settled in U.S. dollar.

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

At September 30, 2016, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Capital Fund and Intrepid International Fund are as follows:

Forward Currency Contracts*

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$1,958,341	$(18,262)	$1,940,079	$—	$—	$1,940,079

Intrepid
International Fund	$ 26,018	$(26,018)	$ —	$—	$—	$ —

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Intrepid Capital Fund	$18,262	$(18,262)	$ —	$—	$—	$ —

Intrepid
International Fund	$54,347	$(26,018)	$(28,329)	$—	$—	$(28,329)

*	The respective counterparties for each contract are disclosed in the Open Forward Currency Contracts detail within the Schedule of Investments.

As of September 30, 2016, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund and the Intrepid Select Fund each had one open forward currency contract.  Each contract is presented gross on the Statement of Assets and Liabilities.

Futures

The Intrepid Disciplined Value Fund and the Intrepid International Fund entered into futures contacts traded on domestic exchanges, including foreign currency futures contracts for the purpose of hedging exposures to non-U.S. dollar denominated assets. Upon entering into a contract, the Fund deposits and maintains as collateral such initial

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the fair value of the purchase obligation for long futures contracts or the fair value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include. 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The use of futures contracts creates leverage in a fund. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

Effect of Futures Contracts on the Statement of Operations as of September 30, 2016

	Change in unrealized
	depreciation on	Realized gain on
	futures contracts	futures contracts
Intrepid Disciplined Value Fund	$(11,897)	$10,359
Intrepid International Fund	$(44,948)	$34,061

The average monthly notional amounts of short positions on futures contracts during the year ended September 30, 2016 were as follows:

	Intrepid
	Disciplined	Intrepid
	Value Fund	International Fund
	$(1,564,253)	$(5,907,469)
Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

The Board of Trustees approved a $25,000,000 umbrella line of credit (the “Line”) for the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund on August 30, 2016.  The Line, is uncommitted and unsecured, with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities.  The Line is effective October 12, 2016 and has a one year term.  The interest rate is prime rate minus 0.25%.  In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of September 30, 2016 through the date the financial statements were available for issue.  This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and / or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund, Intrepid International Fund and Intrepid Select Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class average daily net assets and 1.15% of average daily net assets of each Fund’s

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Institutional Class.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  The Intrepid Disciplined Value Fund’s expenses were previously capped at 1.40% of average daily net assets for the period of January 31, 2011 through January 31, 2014.  For the Intrepid International Fund and the Intrepid Select Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each Fund, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of average daily assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/16	9/30/17	9/30/18	9/30/19
Intrepid Capital Fund	$78,422	$30,705	$67,817	$170,587
Intrepid Endurance Fund	181,009	51,755	115,800	177,796
Intrepid Income Fund	87,877	68,989	62,100	91,707
Intrepid Disciplined Value Fund	76,307	105,983	7,266	18,064
Intrepid International Fund	—	—	99,268	114,349
Intrepid Select Fund	—	—	33,729	112,983

For the year ended September 30, 2016, the Adviser recouped expenses for the Intrepid Endurance Fund of $8,836.

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund, the International Fund and the Select Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

5.	OFFERING COSTS

Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement.  Offering costs are amortized to expense over twelve months on a straight-line basis.  The Intrepid International Fund and the Intrepid Select Fund commenced operations on December 30, 2014 and July 31, 2015.  Due to this, a portion of the amortized offering costs were incurred during fiscal year ended September 30, 2015.  These amounts for the Intrepid International Fund and the Intrepid Select Fund during fiscal year ended September 30, 2015 were $21,381 and $5,002, respectively.  The total offering expenses incurred by the Intrepid International Fund and the Intrepid Select Fund are $27,272 and $46,179.

6.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2016 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$113,966,946	$168,161,702
Intrepid Endurance Fund	31,274,370	95,487,483
Intrepid Income Fund	27,500,969	34,451,965
Intrepid Disciplined Value Fund	7,412,654	8,424,291
Intrepid International Fund	10,369,123	2,647,859
Intrepid Select Fund	10,805,706	3,846,632

7.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Shares sold	1,142,292	2,599,354
Shares issued to holders in
reinvestment of dividends	266,140	1,876,133
Shares redeemed	(6,067,415)	(9,127,399)
Net decrease in shares	(4,658,983)	(4,651,912)
Shares outstanding:
Beginning of year	14,159,075	18,810,987
End of year	9,500,092	14,159,075

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Intrepid Capital Fund – Institutional Class

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Shares sold	12,235,466	4,735,031
Shares issued to holders in
reinvestment of dividends	347,104	1,215,158
Shares redeemed	(6,119,800)	(7,106,368)
Net increase (decrease) in shares	6,462,770	(1,156,179)
Shares outstanding:
Beginning of year	17,258,080	18,414,259
End of year	23,720,850	17,258,080

Intrepid Endurance Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Shares sold	1,465,390	2,684,901
Shares issued to holders in
reinvestment of dividends	186,657	2,652,456
Shares redeemed	(5,044,745)	(15,564,694)
Net decrease in shares	(3,392,698)	(10,227,337)
Shares outstanding:
Beginning of year	15,828,971	26,056,308
End of year	12,436,273	15,828,971

Intrepid Endurance Fund – Institutional Class

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Shares sold	678,697	1,672,572
Shares issued to holders in
reinvestment of dividends	63,724	1,095,822
Shares redeemed	(1,972,675)	(11,192,390)
Net decrease in shares	(1,230,254)	(8,423,996)
Shares outstanding:
Beginning of year	6,111,261	14,535,257
End of year	4,881,007	6,111,261

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Intrepid Income Fund
	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Shares sold	640,422	447,204
Shares issued to holders in
reinvestment of dividends	291,815	384,919
Shares redeemed	(1,761,350)	(2,431,523)
Net decrease in shares	(829,113)	(1,599,400)
Shares outstanding:
Beginning of year	9,419,195	11,018,595
End of year	8,590,082	9,419,195

Intrepid Disciplined Value Fund

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Shares sold	535,962	392,139
Shares issued to holders in
reinvestment of dividends	221,604	351,854
Shares redeemed	(742,313)	(354,690)
Net increase in shares	15,253	389,303
Shares outstanding:
Beginning of year	4,502,162	4,112,859
End of year	4,517,415	4,502,162

Intrepid International Fund

	Year Ended	Period Ended
	September 30, 2016	September 30, 2015
Shares sold	880,678	765,851
Shares issued to holders in
reinvestment of dividends	90,834	—
Shares redeemed	(54,417)	(4,379)
Net increase in shares	917,095	761,472
Shares outstanding:
Beginning of period	761,472	—
End of period	1,678,567	761,472

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

Intrepid Select Fund

	Year Ended	Period Ended
	September 30, 2016	September 30, 2015
Shares sold	912,487	151,574
Shares issued to holders in
reinvestment of dividends	1,024	—
Shares redeemed	(29,992)	—
Net increase in shares	883,519	151,574
Shares outstanding:
Beginning of period	151,574	—
End of period	1,035,093	151,574

8.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2016 and 2015 are as follows:

	September 30, 2016		September 30, 2015
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$8,318,949	$11,903	$21,062,154	$23,982,093
Intrepid
Endurance Fund	3,570,211	—	3,017,144	54,103,781
Intrepid Income Fund	2,801,334	—	3,234,027	501,888
Intrepid Disciplined
Value Fund	1,242,745	938,983	538,775	3,228,928
Intrepid
International Fund	792,074	—	—	—
Intrepid Select Fund	9,538	—	—	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2016, the following table shows the reclassifications made:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains (Losses)	Income (Losses)	Capital
Intrepid Capital Fund	$(3,004,926)	$91,387	$2,913,539
Intrepid Endurance Fund	(1,947,091)	972,514	974,577
Intrepid Income Fund	8,887	(8,887)	—
Intrepid Disciplined
Value Fund	(183,533)	44,618	138,915
Intrepid International Fund	(196,756)	195,716	1,040
Intrepid Select Fund	33,472	(33,472)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of tax equalization, investment losses and currency adjustments.

As of September 30, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$290,906,939	$49,263,089
Unrealized appreciation	32,780,677	8,501,672
Unrealized depreciation	(23,421,668)	(5,688,403)
Net unrealized appreciation	9,359,009	2,813,269
Undistributed ordinary income	3,786,372	2,087,871
Undistributed long-term capital gain	6,574,418	—
Distributable income	10,360,790	2,087,871
Other accumulated gain (loss)	—	—
Total accumulated gain	$19,719,799	$4,901,140

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$79,730,567	$20,195,661
Unrealized appreciation	802,397	3,986,785
Unrealized depreciation	(1,648,832)	(1,559,178)
Net unrealized appreciation (depreciation)	(846,435)	2,427,607
Undistributed ordinary income	11,129	590,255
Undistributed long-term capital gain	—	911,178
Distributable income	11,129	1,501,433
Other accumulated loss	(2,992,733)	—
Total accumulated gain (loss)	$(3,828,039)	$3,929,040

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

	Intrepid
	International	Intrepid
	Fund	Select Fund
Cost of investments	$13,730,777	$8,639,850
Unrealized appreciation	1,372,842	1,177,259
Unrealized depreciation	(1,112,455)	(291,131)
Net unrealized appreciation	260,387	886,128
Undistributed ordinary income	499,969	797,991
Undistributed long-term capital gain	—	107,913
Distributable income	499,969	905,904
Other accumulated gain (loss)	—	—
Total accumulated gain	$760,356	$1,792,032

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales long term.

At September 30, 2016, Intrepid Income Fund had tax basis capital losses of $2,992,733 which may be carried foward to offset future capital gains.  To the extent that Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryfowards.  These losses do not expire.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2016, or for any other tax years which are open for exam. As of September 30, 2016, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2013 through 2016. The Intrepid International Fund and the Intrepid Select Fund’s open tax years include the tax years ended September 30, 2015 and September 30, 2016. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2016.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2016

9.	LINE OF CREDIT

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund each have a revolving unsecured credit facility in the amounts of $7,500,000, $7,500,000, $4,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The Intrepid International Fund and Intrepid Select Fund do not have a revolving unsecured credit facility at year ended September 30, 2016.  The interest rate as of September 30, 2016 was 3.50%.  During the year ended September 30, 2016, none of the Funds drew on their line of credit.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust, comprised of the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund, and Intrepid Select Fund (collectively the “Funds”), as of September 30, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 23, 2016

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Independent Trustees

Roy F. Clarke, 76	Trustee*	Indefinite	Retired dentist	6	None
c/o Intrepid Capital		Term	and private
Management		since	investor
Funds Trust		November	(2001-present).
1400 Marsh Landing		2004
Parkway, Suite 106
Jacksonville
Beach, FL 32250

Peter R. Osterman,
Jr., 68	Trustee*	Indefinite	Sr. Vice President	6	None
c/o Intrepid Capital		Term	and Chief
Management		since	Financial Officer,
Funds Trust		November	HosePower
1400 Marsh Landing		2004	U.S.A. (2010-
Parkway, Suite 106			present); Chief
Jacksonville			Financial Officer,
Beach, FL 32250			W&O Supply,
Inc. (2001-2010).

Ed Vandergriff, CPA, 67	Trustee*	Indefinite	President,	6	None
c/o Intrepid Capital		Term	Development
Management		since	Catalysts
Funds Trust		November	(a real estate
1400 Marsh Landing		2004	finance and
Parkway, Suite 106			development
Jacksonville			company)
Beach, FL 32250			(2000-present).

Interested Trustees

Mark F. Travis, 54	Trustee,	Indefinite	President,	6	None
c/o Intrepid Capital	President	Term	Intrepid Capital
Management	and	since	Management Inc.
Funds Trust	CCO	November	(1995-present); Chief
1400 Marsh Landing		2004	Executive Officer,
Parkway, Suite 106			Intrepid Capital
Jacksonville			Management Inc.
Beach, FL 32250			(2003-present).

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2016 (Unaudited)

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Officers

Donald White, 55	Treasurer	Indefinite	Chief	N/A	N/A
c/o Intrepid Capital	and	Term	Financial Officer,
Management	Secretary	since	Intrepid Capital
Funds Trust		November	Management Inc.
1400 Marsh Landing		2004	(2003-present).
Parkway, Suite 106
Jacksonville
Beach, FL 32250

*	Member of Audit Committee of the Board of Trustees.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2016 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Disciplined Value Fund designated $11,903 and $938,983, respectively, of total distributions paid during the fiscal year ended September 30, 2016 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 55.02%, 54.75%, 13.83%, 40.53%, 0.00% and 47.97%, respectively, of their ordinary income distributions for the year ended September 30, 2016 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2016, 37.77%, 25.81%, 10.26%, 36.33%, 2.47% and 30.62% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 36.86%, 0.00%, 99.02%, 1.00%, 2.18% and 0.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 0.00%, 0.00%, 0.00%, 85.88%, 19.52% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

PRIVACY POLICY

Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
Roy Clarke

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNU-0916

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2016	FYE 09/30/2015
Audit Fees	$148,800	$136,100
Audit-Related Fees
Tax Fees	$25,080	$24,600
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2016	FYE 09/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2016	FYE 09/30/2015
Registrant	$25,080	$24,600
Registrant’s Investment Adviser	$35,689	$40,458

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/ Mark F. Travis
Mark F. Travis President

Date     11/28/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Mark F. Travis
Mark F. Travis, President

Date     11/28/2016

By (Signature and Title)*    /s/ Donald C. White
Donald C. White, Treasurer

Date     11/28/2016

* Print the name and title of each signing officer under his or her signature.